Exhibit 99.2

B1 (Official Form 1)(12/11)

United States Bankruptcy Court Southern District of Indiana	Voluntary Petition
Name of Debtor (if individual, enter Last, First, Middle): E-biofuels, LLC	Name of Joint Debtor (Spouse) (Last, First, Middle):
All Other Names used by the Debtor in the last 8 years (include married, maiden, and trade names): AKA e-biofuels, LLC	All Other Names used by the Joint Debtor in the last 8 years (include married, maiden, and trade names):
Last four digits of Soc. Sec. or Individual-Taxpayer I.D. (ITIN) No./Complete EIN (if more than one, state all) 20-5028908	Last four digits of Soc. Sec. or Individual-Taxpayer I.D. (ITIN) No./Complete EIN (if more than one, state all)
Street Address of Debtor (No. and Street, City, and State): 710 Norfleet Drive West Middletown, IN	Street Address of Joint Debtor (No. and Street, City, and State):
ZIP Code	ZIP Code
47356
County of Residence or of the Principal Place of Business: Henry	County of Residence or of the Principal Place of Business:
Mailing Address of Debtor (if different from street address):	Mailing Address of Joint Debtor (if different from street address):
ZIP Code	ZIP Code

Location of Principal Assets of Business Debtor (if different from street address above):

Type of Debtor (Form of Organization) (Check one box)	Nature of Business (Check one box)	Chapter of Bankruptcy Code Under Which the Petition is Filed (Check one box)

☐   Individual (includes Joint Debtors)

      See Exhibit D on page 2 of this form.

■  Corporation (includes LLC and LLP)

☐  Partnership

☐  Other (If debtor is not one of the above entities,

      check this box and state type of entity below.)

	☐ Health Care Business ☐ Single Asset Real Estate as defined in 11 U.S.C. § 101 (51B) ☐ Railroad ☐ Stockbroker ☐ Commodity Broker ☐ Clearing Bank ■ Other	■ Chapter 7 ☐ Chapter 9 ☐ Chapter 11 ☐ Chapter 12 ☐ Chapter 13	☐ Chapter 15 Petition for Recognition of a Foreign Main Proceeding ☐ Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding
Chapter 15 Debtors Country of debtor’s center of main interests: Each country in which a foreign proceeding by, regarding, or against debtor is pending:		Nature of Debts
	Tax-Exempt Entity	(Check one box)
	(Check box, if applicable) ☐ Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code).	☐ Debts are primarily consumer debts, defined in 11 U.S.C. § 101(8) as “incurred by an individual primarily for a personal, family, or household purpose.”	■ Debts are primarily business debts.

Filing Fee (Check one box)	Check one box: Chapter 11 Debtors

■  Full Filing Fee attached

☐   Filing Fee to be paid in installments (applicable to individuals only). Must attach signed application for the court’s consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.

☐   Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court’s consideration. See Official Form 3B.

☐ Debtor is a small business debtor as defined in 11 U.S.C. § 101(51D). ☐ Debtor is not a small business debtor as defined in 11 U.S.C. § 101(51D). Check if:

☐   Debtor’s aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,343,300 (amount subject to adjustment on 4/01/13 and every three years thereafter).

Check all applicable boxes:
☐ A plan is being filed with this petition. ☐ Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. § 1126(b).

 Statistical/Administrative Information

 ■ Debtor estimates that funds will be available for distribution to unsecured creditors.

 ☐  Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

THIS SPACE IS FOR COURT USE ONLY
Estimated Number of Creditors
☐ 1- 49	■ 50- 99	☐ 100- 199	☐ 200- 999	☐ 1,000- 5,000	☐ 5,001- 10,000	☐ 10,001- 25,000	☐ 25,001- 50,000	☐ 50,001- 100,000	☐ OVER 100,000
Estimated Assets
☐ $0 to $50,000	☐ $50,001 to $100,000	☐ $100,001 to $500,000	☐ $500,001 to $1 million	☐ $1,000,001 to $10 million	■ $10,000,001 to $50 million	☐ $50,000,001 to $100 million	☐ $100,000,001 to $500 million	☐ $500,000,001 to $1 billion	☐ More than $1 billion
Estimated Liabilities
☐ $0 to $50,000	☐ $50,001 to $100,000	☐ $100,001 to $500,000	☐ $500,001 to $1 million	☐ $1,000,001 to $10 million	■ $10,000,001 to $50 million	☐ $50,000,001 to $100 million	☐ $100,000,001 to $500 million	☐ $500,000,001 to $1 billion	☐ More than $1 billion

B1 (Official Form 1)(12/11)	Page 2

Voluntary Petition (This page must be completed and filed in every case)	Name of Debtor(s): E-biofuels, LLC
All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet)
Location Where Filed: - None -	Case Number:	Date Filed:
Location Where Filed:	Case Number:	Date Filed:
Pending Bankruptcy Case Filed by any Spouse, Partner, or Affiliate of this Debtor (If more than one, attach additional sheet)
Name of Debtor: - None -	Case Number:	Date Filed:
District:	Relationship:	Judge:

Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

☐       Exhibit A is attached and made a part of this

           petition.

Exhibit B

(To be completed if debtor is an individual whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I delivered to the debtor the notice required by 11 U.S.C. §342(b).

X

    Signature of Attorney for Debtor(s)                        (Date)

Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

☐       Yes, and Exhibit C is attached and made a part of this petition.

¢        No.

Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

☐       Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

☐       Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

Information Regarding the Debtor - Venue (Check any applicable box)
¢

Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

☐	There is a bankruptcy case concerning debtor’s affiliate, general partner, or partnership pending in this District.
☐

Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.

Certification by a Debtor Who Resides as a Tenant of Residential Property (Check all applicable boxes)

☐	Landlord has a judgment against the debtor for possession of debtor’s residence. (If box checked, complete the following.)
(Name of landlord that obtained judgment) (Address of landlord)
☐

Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

☐	Debtor has included in this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.
☐	Debtor certifies that he/she has served the Landlord with this certification. (11 U.S.C. § 362(l)).

B1 (Official Form 1)(12/11)	Page 3

Voluntary Petition (This page must be completed and filed in every case)		Name of Debtor(s): E-biofuels, LLC
Signatures

Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.

[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. §342(b).

I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.

Signature of a Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition.

(Check only one box.)

☐  I request relief in accordance with chapter 15 of title 11. United States Code. Certified copies of the documents required by 11 U.S.C. §1515 are attached.

☐  Pursuant to 11 U.S.C. §1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X		X
	Signature of Debtor		Signature of Foreign Representative

X
	Signature of Joint Debtor		Printed Name of Foreign Representative

	Telephone Number (If not represented by attorney)		Date
Signature of Non-Attorney Bankruptcy Petition Preparer
Date

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19 is attached.

Signature of Attorney*
X	/s/ Jerald I. Ancel
Signature of Attorney for Debtor(s)
Jerald I. Ancel 2390-49 Printed Name of Attorney for Debtor(s)
Taft Stettinius & Hollister LLP Firm Name
One Indiana Square, Suite 3500
	Indianapolis, IN 46204		Printed Name and title, if any, of Bankruptcy Petition Preparer

	Address		Social-Security number (If the bankrutpcy petition preparer is not an individual, state the Social Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer.) ( Required by 11 U.S.C. § 110.)

(317) 713-3500 Fax: (317) 713-3699
Telephone Number April 4, 2012
	Date		Address
	* In a case in which § 707(b)(4)(D) applies, this signature also constitutes a certification that the attorney has no knowledge after an inquiry that the information in the schedules is incorrect.	X
Date Signature of bankruptcy petition preparer or officer, principal, responsible person, or partner whose Social Security number is provided above.

Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.

Names and Social-Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual:

If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

A bankruptcy petition preparer’s failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. §110; 18 U.S.C. §156.

X	/s/ Tim Jones
Signature of Authorized Individual
Tim Jones
Printed Name of Authorized Individual
Manager and President
Title of Authorized Individual
April 4, 2012
Date

WRITTEN CONSENT TO RESOLUTIONS IN LIEU OF SPECIAL MEETING OF THE

MANAGER OF E-BIOFUELS, LLC

The undersigned, being the President and Manager of E-biofuels, LLC, a/k/a e-biofuels, LLC an Indiana limited liability company (hereinafter referred to as the “Company”), acting under the provisions of the Indiana Business Flexibility Act, Indiana Code §§ 23-18-1-1 et seq., as amended from time to time, and the Company’s operating agreement, as amended from time to time, does hereby waive notice and the holding of a meeting and unanimously consents to the taking of the following action and adoption of the following resolutions:

RESOLVED, that in the judgment of the Manager of the Company, it may be desirable and in the best interests of the Company, and its creditors, interest holder and other interested parties that a petition be filed by the Company seeking relief under the provisions of chapter 7 of title 11 of the United States Code (the “Bankruptcy Code”).

FURTHER RESOLVED, that the undersigned, as Manager, is hereby authorized and directed on behalf of the Company to execute and verify a voluntary petition to commence a case with respect to the Company under chapter 7 of the Bankruptcy Code and to cause such petition to be filed with the United States Bankruptcy Court for the Southern District of Indiana (the “Bankruptcy Court”) at such time as the undersigned shall determine.

FURTHER RESOLVED, that the undersigned, on behalf the Company, is hereby authorized to execute and file all other petitions, statement of affairs, schedules, applications, motions, lists and any other papers and to take any and all action that he deems necessary and proper in connection with the chapter 7 case, and in that connection to retain and employ legal counsel and other professionals as he deems necessary and proper, with a view to the successful conclusion of the chapter 7 case.

FURTHER RESOLVED, that subject to the undersigned having made the determination provided in the foregoing resolutions, the Company will employ the law firm of Taft Stettinius & Hollister LLP (“Taft”) to serve as counsel for the Company in connection with the chapter 7 case at the usual and customary hourly fees charged by Taft for similar services, plus reimbursement of all actual and necessary expenses.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent to Resolutions in Lieu of Special Meeting of the Manager of E-biofuels, LLC as of the 4th day of April, 2012, thereby agreeing that the foregoing resolutions shall be of the same force and effect as if adopted at a meeting of the Manager of the Company held upon due notice.

/s/ Tim Jones
Tim Jones, President and Manager

1613572.1

B6 Summary (Official Form 6 - Summary) (12/07)

United States Bankruptcy Court

Southern District of Indiana

In re	E-biofuels, LLC	,	Case No.
	Debtor
			Chapter	7

SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor’s assets. Add the amounts of all claims from Schedules D, E, and F to determine the total amount of the debtor’s liabilities. Individual debtors must also complete the “Statistical Summary of Certain Liabilities and Related Data” if they file a case under chapter 7, 11, or 13.

NAME OF SCHEDULE	ATTACHED (YES/NO)	NO. OF SHEETS	ASSETS	LIABILITIES	OTHER

A - Real Property	Yes	1	875,000.00

B - Personal Property	Yes	4	10,479,800.51

C - Property Claimed as Exempt	No	0

D - Creditors Holding Secured Claims	Yes	3		12,368,712.76

E - Creditors Holding Unsecured Priority Claims (Total of Claims on Schedule E)	Yes	3		8,461.54

F - Creditors Holding Unsecured Nonpriority Claims	Yes	15		4,943,862.58

G - Executory Contracts and Unexpired Leases	Yes	1

H - Codebtors	Yes	1

I - Current Income of Individual Debtor(s)	No	0			N/A

J - Current Expenditures of Individual Debtor(s)	No	0			N/A

Total Number of Sheets of ALL Schedules		28

		Total Assets	11,354,800.51

			Total Liabilities	17,321,036.88

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6A (Official Form 6A) (12/07)

In re	E-biofuels, LLC	,	Case No.

Debtor

SCHEDULE A - REAL PROPERTY

Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a cotenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor’s own benefit. If the debtor is married, state whether husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor holds no interest in real property, write “None” under “Description and Location of Property.”

Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write “None” in the column labeled “Amount of Secured Claim.” If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property Claimed as Exempt.

Description and Location of Property	Nature of Debtor’s Interest in Property	Husband, Wife, Joint, or Community	Current Value of Debtor’s Interest in Property, without Deducting any Secured Claim or Exemption	Amount of Secured Claim

710 Norfleet Drive West Middleton, Indiana 47356	Fee Simple (based on unrecorded deed)	—	875,000.00	1,532,764.37

		Sub-Total >	875,000.00	(Total of this page	)

		Total >	875,000.00

0 continuation sheets attached to the Schedule of Real Property		(Report also on Summary of Schedules)

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com				Best Case Bankruptcy

B6B (Official Form 6B) (12/07)

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an “x” in the appropriate position in the column labeled “None.” If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person’s name and address under “Description and Location of Property.”

If the property is being held for a minor child, simply state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

Type of Property		NONE	Description and Location of Property	Husband, Wife, Joint, or Community	Current Value of Debtor’s Interest in Property, without Deducting any Secured Claim or Exemption

1.	Cash on hand		Petty Cash Taft Stettinius & Hollister LLP Trust Account	—	646.65

2.	Checking, savings or other financial accounts, certificates of deposit, or shares in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives.		Chase Checking Account	—	1,174.13

3.	Security deposits with public utilities, telephone companies, landlords, and others.	X

4.	Household goods and furnishings, including audio, video, and computer equipment.	X

5.	Books, pictures and other art objects, antiques, stamp, coin, record, tape, compact disc, and other collections or collectibles.	X

6.	Wearing apparel.	X

7.	Furs and jewelry.	X

8.	Firearms and sports, photographic, and other hobby equipment.	X

9.	Interests in insurance policies. Name insurance company of each policy and itemize surrender or refund value of each.	X

10.	Annuities. Itemize and name each issuer.	X

			Sub-Total > (Total of this page)		1,820.78

3 continuation sheets attached to the Schedule of Personal Property

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6B (Official Form 6B) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

Type of Property		NONE	Description and Location of Property	Husband, Wife, Joint, or Community	Current Value of Debtor’s Interest in Property, without Deducting any Secured Claim or Exemption

11.

Interests in an education IRA as defined in 26 U.S.C. § 530(b)(1) or under a qualified State tuition plan as defined in 26 U.S.C. § 529(b)(1). Give particulars. (File separately the record(s) of any such interest(s). 11 U.S.C. §521(c).)

X

12.	Interests in IRA, ERISA, Keogh, or other pension or profit sharing plans. Give particulars.	X

13.	Stock and interests in incorporated and unincorporated businesses. Itemize.	X

14.	Interests in partnerships or joint ventures. Itemize.	X

15.	Government and corporate bonds and other negotiable and nonnegotiable instruments.	X

16.	Accounts receivable.		Trade Receivables - See attached Exhibit A	—	147,081.56

			Intercompany Accounts Receivable - See attached Exhibit B	—	378,788.93

			USDA Advanced Biofuels Payment Program Receivable	—	578,795.69

17.	Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.	X

18.	Other liquidated debts owed to debtor including tax refunds. Give particulars.	X

19.	Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A - Real Property.	X

20.	Contingent and noncontingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.	X

			Sub-Total > (Total of this page)		1,104,666.18

Sheet 1 of 3 continuation sheets attached to the Schedule of Personal Property

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6B (Official Form 6B) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

Type of Property		NONE	Description and Location of Property	Husband, Wife, Joint, or Community	Current Value of Debtor’s Interest in Property, without Deducting any Secured Claim or Exemption

21.	Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.	X

22.	Patents, copyrights, and other intellectual property. Give particulars.	X

23.	Licenses, franchises, and other general intangibles. Give particulars.	X

24.	Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101(41 A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.	X

25.	Automobiles, trucks, trailers, and other vehicles and accessories.		See attached Exhibit C 710 Norfleet Drive West Middletown, IN 47356 (Book value used.)	—	325,689.20

26.	Boats, motors, and accessories.	X

27.	Aircraft and accessories.	X

28.	Office equipment, furnishings, and supplies.		See attached Exhibit D 710 Norfleet Drive West Middletown, IN 47356 (Book value used.)	—	54,986.64

29.	Machinery, fixtures, equipment, and supplies used in business.		See Exhibit E 710 Norfleet Drive West Middletown, IN 47356 (Book value used.)	—	8,992,637.71

30.	Inventory.	X

31.	Animals.	X

32.	Crops - growing or harvested. Give particulars.	X

			Sub-Total > (Total of this page)		9,373,313.55

Sheet 2 of 3 continuation sheets attached to the Schedule of Personal Property

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6B (Official Form 6B) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

Type of Property		NONE	Description and Location of Property	Husband, Wife, Joint, or Community	Current Value of Debtor’s Interest in Property, without Deducting any Secured Claim or Exemption

33.	Farming equipment and implements.	X

34.	Farm supplies, chemicals, and feed.	X

35.	Other personal property of any kind not already listed. Itemize.	X

			Sub-Total > (Total of this page)		0.00
			Total >		10,479,800.51

Sheet 3 of 3 continuation sheets attached to the Schedule of Personal Property			(Report also on Summary of Schedules)

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6D (Official Form 6D) (12/07)

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number of all entities holding claims secured by property of the debtor as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests.

List creditors in alphabetical order to the extent practicable. If a minor child is a creditor, the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor”, include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H”, “W”, “J”, or “C” in the column labeled “Husband, Wife, Joint, or Community”.

If the claim is contingent, place an “X” in the column labeled “Contingent”. If the claim is unliquidated, place an “X” in the column labeled “Unliquidated”. If the claim is disputed, place an “X” in the column labeled “Disputed”. (You may need to place an “X” in more than one of these three columns.)

Total the columns labeled “Amount of Claim Without Deducting Value of Collateral” and “Unsecured Portion, if Any” in the boxes labeled “Total(s)” on the last sheet of the completed schedule. Report the total from the column labeled “Amount of Claim” also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report the total from the column labeled “Unsecured Portion” on the Statistical Summary of Certain Liabilities and Related Data.

☐	Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

CREDITOR’S NAME, AND MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY
		HWJC	DATE CLAIM WAS INCURRED, NATURE OF LIEN, AND DESCRIPTION AND VALUE OF PROPERTY SUBJECT TO LIEN
Account No. 20070314			March 2, 2007
BLC, LLC/Ciena Capital, LLC PO Box 26507 Greenville, SC 29616	X	—	Mortgage on 710 Norfleet Drive West Middletown, Indiana 47356, and blanket lien on personal property.
			Value $ 875,000.00				1,532,764.37	657,764.37

Account No. 2630516002			October 5, 2007
Colson Services Corp. 101 Barclay Street, 8th Floor New York, NY 10286	X	—	Blanket Lien in equipment, machinery, inventory, accounts receivable, etc.
			Value $ Unknown				485,781.68	Unknown

Account No. 30918801, 4499433, 4499441			December 29, 2009
First Merchants Bank, N.A. 200 E. Jackson St. Muncie, IN 47305	X	—	Blanket Lien in equipment, machinery, inventory, accounts receivable, etc. 3 Term Loans
			Value $ Unknown				7,365,166.71	Unknown

Account No.			Equipment lease - See attached Exhibit F
JPMorgan Chase Bank, NA 1 East Ohio Street Indianapolis, IN 46204		—

			Value $ Unknown				Unknown	Unknown

2 continuation sheets attached			Subtotal (Total of this page)				9,383,712.76	657,764.37

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6D (Official Form 6D) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, AND MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY
		HWJC	DATE CLAIM WAS INCURRED, NATURE OF LIEN, AND DESCRIPTION AND VALUE OF PROPERTY SUBJECT TO LIEN
Account No.			Equipment lease - Petro Oxy-ASTM 07525 testing equipment - Serial # 0425100402
JPMorgan Chase Bank, NA 1 East Ohio Street Indianapolis, IN 46204		—
			Value $ Unknown				Unknown	Unknown

Account No.			Equipment lease - See attached Exhibit F
Stark Leasing Company, Inc. 6345 Sommer Awning Blvd. Indianapolis, IN 46220		—
			Value $ Unknown				Unknown	Unknown

Account No.			Equipment lease - Petro Oxy-ASTM 07525 testing equipment - Serial # 0425100402
Stark Leasing Company, Inc. 6345 Sommer Awning Blvd. Indianapolis, IN 46220		—
			Value $ Unknown				Unknown	Unknown

Account No.			Lease on 2009 Jeep Wrangler
Stark Leasing Company, Inc. 6345 Sommer Awning Blvd. Indianapolis, IN 46220		—
			Value $ Unknown				Unknown	Unknown

Account No.			Lease on 2008 Acura MDX
Stark Leasing Company, Inc. 6345 Sommer Awning Blvd. Indianapolis, IN 46220		—
			Value $ Unknown				Unknown	Unknown

Sheet 1 of 2 continuation sheets attached to Schedule of Creditors Holding Secured Claims			Subtotal (Total of this page)				0.00	0.00

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6D (Official Form 6D) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, AND MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY
		HWJC	DATE CLAIM WAS INCURRED, NATURE OF LIEN, AND DESCRIPTION AND VALUE OF PROPERTY SUBJECT TO LIEN
Account No.			Blanket Lien in equipment, machinery, inventory, accounts receivable, etc.
Ultra Green Energy Services 141 West Jackson, Suite 3736 Chicago, IL 60604		—				X
			Value $ Unknown				2,985,000.00	Unknown

Account No.			Biofuel
Vision Biodeisel, Inc. 3525 Metro Drive Fort Wayne, IN 46818		—				X
			Value $ Unknown				Unknown	Unknown

Account No.

Value $

Account No.

Value $

Account No.

Value $

Sheet 2 of 2 continuation sheets attached to Schedule of Creditors Holding Secured Claims			Subtotal (Total of this page)				2,985,000.00	0.00

			Total (Report on Summary of Schedules)				12,368,712.76	657,764.37

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6E (Official Form 6E) (4/10)

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name, mailing address, including zip code, and last four digits of the account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition. Use a separate continuation sheet for each type of priority and label each with the type of priority.

The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all claims listed on this Schedule E in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

Report the total of amounts entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.

Report the total of amounts not entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts not entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.

☐	Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

☐	Domestic support obligations

Claims for domestic support that are owed to or recoverable by a spouse, former spouse, or child of the debtor, or the parent, legal guardian, or responsible relative of such a child, or a governmental unit to whom such a domestic support claim has been assigned to the extent provided in 11 U.S.C. § 507(a)(1).

☐	Extensions of credit in an involuntary case

Claims arising in the ordinary course of the debtor’s business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. § 507(a)(3).

¢	Wages, salaries, and commissions

Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $11,725* per person earned within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(4).

☐	Contributions to employee benefit plans

Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(5).

☐	Certain farmers and fishermen

Claims of certain farmers and fishermen, up to $5,775* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. § 507(a)(6).

☐	Deposits by individuals

Claims of individuals up to $2,600* for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. § 507(a)(7).

¢	Taxes and certain other debts owed to governmental units

Taxes, customs duties, and penalties owing to federal, state, and local governmental units as set forth in 11 U.S.C. § 507(a)(8).

☐	Commitments to maintain the capital of an insured depository institution

Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. § 507 (a)(9).

☐	Claims for death or personal injury while debtor was intoxicated

Claims for death or personal injury resulting from the operation of a motor vehicle or vessel while the debtor was intoxicated from using alcohol, a drug, or another substance. 11 U.S.C. § 507(a)(10).

*	Amount subject to adjustment on 4/01/13, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

2 continuation sheets attached

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6E (Official Form 6E) (4/10) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

(Continuation Sheet)

Wages, salaries, and commissions
TYPE OF PRIORITY

CREDITOR’S NAME, AND MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM	AMOUNT NOT ENTITLED TO PRIORITY, IF ANY
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM					AMOUNT ENTITLED TO PRIORITY
Account No.		—	April 2, 2012 Two weeks vacation pay					0.00

Tim Jones 6545 Albion Drive Indianapolis, IN 46256							8,461.54	8,461.54

Account No.

Account No.

Account No.

Account No.

Sheet 1 of 2 continuation sheets attached to Schedule of Creditors Holding Unsecured Priority Claims						Subtotal		0.00

			(Total of this page)				8,461.54	8,461.54

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6E (Official Form 6E) (4/10) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

(Continuation Sheet)

Taxes and Certain Other Debts Owed to Governmental Units
TYPE OF PRIORITY

CREDITOR’S NAME, AND MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM	AMOUNT NOT ENTITLED TO PRIORITY, IF ANY
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM					AMOUNT ENTITLED TO PRIORITY
Account No.		—	2011 Real estate taxes 2011 payable May & Nov 2012			X
Henry County Treasurer Gene Bundy								Unknown

101 S Main Street New Castle, IN 47362
							Unknown	Unknown

Account No.		—	2011 Personal property taxes 2011 payable May & Nov 2012
Indiana Department of Revenue Bankruptcy Department								Unknown

100 N. Senate Ave., Room N203 Indianapolis, IN 46204
							Unknown	Unknown

Account No.

Account No.

Account No.

Sheet 2 of 2 continuation sheets attached to
Schedule of Creditors Holding Unsecured Priority Claims			Subtotal					0.00

			(Total of this page)				0.00	0.00

			Total					0.00

			(Report on Summary of Schedules)				8,461.54	8,461.54

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07)

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”

If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Report the total of all claims listed on this schedule in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report this total also on the Statistical Summary of Certain Liabilities and Related Data.

☐	Check this box if debtor has no creditors holding unsecured aims to report on this Schedule F.

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.			Prior to Nov 2011 - Jan 2012 Trade debt
All-Phase PO Box 450 Lima, OH 45802		—					46.21

Account No.			Prior to Nov 2011 - Feb 2012 Trade debt
Alpha Water Conditioning 4021 N Broadway Muncie, IN 47303		—					375.68

Account No.			Prior to Nov 2011 Trade debt
Anahuac Transportation Rt. 1, Box 75 Anahuac, TX 77514		—					20,332.50

Account No.			Dec 2011 - Jan 2012 Trade debt
Analytical Services PO Box 86179 Baton Rouge, LA 70879		—					110.00

14 continuation sheets attached			Subtotal (Total of this page)				20,864.39

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	S/N:26131-120201 Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRlORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.			Mar - Apr 2012 Trade debt
Anthem PO Box 105113 Atlanta, GA 30348		—					1,197.37

Account No.			Prior to Nov 2011 - Mar 2012 Trade debt
Aramark Uniform Service PO Box 329 Evansville, IN 47702		—					6,159.63

Account No.			Jan - Mar 2012 Trade debt
AT&T 15100 FAA Blvd Fort Worth, TX 76155		—					309.88

Account No.			Jan - Feb 2012 Trade debt
Best Environmental PO Box 9 Chesterfield, IN 46017		—					11,683.05

Account No.			Feb - Apr 2012 Trade debt
Best Way Disposal 7256 W. County Road 600 South Modoc, IN 47358		—					231.53

Sheet no. 1 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				19,581.46

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.			Prior to Nov 2011 Trade debt
Biofuels Connect, LLC 300 International Parkway, Suite 100 Orlando, FL 32746		—					2,420.00

Account No.			Prior to Nov 2011 - Feb 2012 Trade debt
Bowmans Tank Services LLC 10445 N State Road 267 Brownsburg, IN 46112		—					6,108.68

Account No.			Mar - Apr 2012 Trade debt
Ceridian Benefit Services 3201 34th Street South Saint Petersburg, FL 33711		—					400.85

Account No.			Prior to Nov 2011 - Mar 2012 Trade debt
Certified Laboratories 23261 Network Place Chicago, IL 60673		—					2,119.84

Account No.			Prior to Nov 2011 - Feb 2012 Trade debt
CIMA Green Energy 52 Park Avenue, Suite A-7 Park Ridge, NJ 07656		—					593,984.25

Sheet no. 2 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				605,033.62

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.			Prior to Nov 2011 - Feb 2012 Trade debt
CSX Transportation Inc 1659 Solutions Center Chicago, IL 60677		—					1,503.00

Account No.			Note
Dennis Ducey 150 EMS B48 Ln Warsaw, IN 46582		—					45,270.83

Account No.			Dec 2011 - Jan 2012 Trade debt
Department of Homeland Security 302 W Washington St, Room 246 Indianapolis, IN 46204		—					100.00

Account No.			Prior to Nov 2011 - Jan 2012 Trade debt
DSE Truck & Trailer PO Box 586 Daleville, IN 47334		—					1,723.41

Account No.			Prior to Nov 2011 Trade debt
EcoQuip PO Box 2244 Indianapolis, IN 46206		—					585.83

Sheet no. 3 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				49,183.07

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.			Prior to Nov 2011 Trade debt
Enterprise Transportation Company PO Box 4735 Houston, TX 77210		—					67,882.50

Account No.			Dec 2011 - Jan 2012 Trade debt
Etchberger Trucking, Inc 1654 Burckhardt Lane Freeport, IL 61032		—					1,800.00

Account No.			Feb - Mar 2012 Trade debt
ETS Environmental Indiana 6918 Hillsdale Court Indianapolis, IN 46250		—					575.00

Account No.			Prior to Nov 2011 - Jan 2012 Trade debt
Fisher Scientific 13551 Collections Center Drive Chicago, IL 60693		—					1,185.95

Account No.			Prior to Nov 2011 - Feb 2012 Trade debt
Flow Solutions 2600 S Madison St Muncie, IN 47302		—					5,007.92

Sheet no. 4 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				76,451.37

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.		—	Jan - Mar 2012 Trade debt
Fuelman PO Box 105080 Atlanta, GA 30348							6,011.71

Account No.		—	Dec 2011 - Jan 2012 Trade debt
GFS Chemicals, Inc Dept L-1694 Columbus, OH 43260							1,010.76

Account No.		—	Dec 2011 - Apr 2012 Railcar lease payments
GLNX Corporation 2201 Timberloch Place, Suite 125 The Woodlands, TX 77380							39,200.00

Account No.		—	Mar - Apr 2012 Trade debt
Guardian - Appleton PO Box 677458 Dallas, TX 75267							193.30

Account No.		—	Dec 2011 - Jan 2012 Trade debt
Heidenreich Trucking Company 21660 S LaGrange Rd Frankfort, IL 60423							5,400.00

Sheet no. 5 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				51,815.77

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.		—	Dec 2011 - Mar 2012 Trade debt
Hudson Tool Rental of New Castle 206 Spring Street New Castle, IN 47362							546.75

Account No.		—	Note
JAK Financial LLC 52 Park Avenue, Suite A-7 Park Ridge, NJ 07656							1,012,000.00

Account No.		—	Note
Jim Allen Maintenance PO Box 2311 Muncie, IN 47307							236,199.56

Account No.		—	Prior to Nov 2011 - Jan 2012 Trade debt
JM Science Inc. PO Box 250 355 Lang Blvd Grand Island, NY 14072							332.32

Account No.		—	Mar - Apr 2012 Monthly retainer
John Lewis, Esq. Lewis and Wilkins, LLP 11206 Fall Creek Road Indianapolis, IN 46256							5,000.00

Sheet no. 6 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				1,254,078.63

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.		—	Dec 2011 -Feb 2012 Trade debt
K2 Tank Lines LLC 24231 West Riverside Drive Channahon, IL 60410							15,200.00

Account No.		—	Feb - Mar 2012 Trade debt
Katz, Sapper & Miller PO Box 7096, Dept 235 Indianapolis, IN 46206							215.00

Account No.		—	Note
Kenneth R Norfleet PO Box 57 Middletown, IN 47356							35,355.62

Account No.		—	Mar 2012 Trade debt
Key Auctions 5520 S. Harding St. Indianapolis, IN 46217							564.58

Account No.		—	Prior to Nov 2011 Trade debt
Kissinger Electric, Inc. 2680 East 300 North Columbia City, IN 46725							4,796.21

Sheet no. 7 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				56,131.41

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.		—	Jan - Mar 2012 Trade debt				982.50
L.T. Hawthorne Co., Inc. PO Box 504853 Saint Louis, MO 63150

Account No.		—	Jan - Mar 2012 Trade debt				1,400.00
LabCal and Repair Inc. PO Box 1426 Kemah, TX 77565

Account No.		—	Dec 2011 - Apr 2012 Trade debt				1,148.50
Lafayette Sani-Wash 2626 S. 30th Street Lafayette, IN 47909

Account No.		—	Dec 2011 - Feb 2012 Trade debt				60,047.40
Michigan Biodiesel, LLC 700 Industrial Park Road Bangor, MI 49013

Account No.		—	Mar - Apr 2012 Trade debt				624.00
N2N Technologies, Inc. 3535 E 96th St., Suite 130 Indianapolis, IN 46240

Sheet no. 8 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				64,202.40

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.		—	Dec 2011 - Jan 2012 Trade debt
NAPA Anderson 1803 Columbus Ave Anderson, IN 46016							470.89

Account No.		—	Jan - Feb 2012 Trade debt
National Biodiesel Board PO Box 104898 Jefferson City, MO 65110							10,840.95

Account No.		—	Dec 2011 - Feb 2012 Trade debt
Norfolk Southern Corporation PO Box 532797 Atlanta, GA 30353							6,526.40

Account No.		—	Prior to Nov 2011 - Mar 2012 Trade debt
Orkin PO Box 681038 Indianapolis, IN 46268							321.30

Account No.		—	Prior to Nov 2011 - Feb 2012 Trade debt
Recycling & Treatment Tech of Ohio 5005 Rockside Rd, Suite 600-069 Independence, OH 44131							4,125.00

Sheet no. 9 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				22,284.54

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.		—	Prior to Nov 2011 - Feb 2012 Trade debt
Restek PO Box 4276 Lancaster, PA 17604							1,218.12

Account No.		—	Dec 2011 - Apr 2012 Trade debt
RSI Logistics, Inc. PO Box 1396 Okemos, MI 48805							2,400.00

Account No.		—	Construction retainage/Note
Ryerson Construction 8224 Kimlough Drive Indianapolis, IN 46240							29,187.71

Account No.		—	Jan - Feb 2012 Trade debt
Safety-Kleen PO Box 382066 Pittsburgh, PA 15250							166.27

Account No.		—	Prior to Nov 2011 Trade debt
Spectrum Chemical Mfg. Corp. File No. 11990 Los Angeles, CA 90074							361.53

Sheet no. 10 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				33,333.63

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.		—	Jan - Apr 2012 Service agreement
SRS 7455 Newman Boulevard Dexter, MI 48130							31,000.00

Account No.		—	Equipment & vehicle leases
Stark Leasing Company, Inc. 6345 Sommer Awning Blvd. Indianapolis, IN 46220							72,567.71

Account No.		—	Trade debt
State Safety & Complaince, LLC 5338 Victory Dr, Suite A Indianapolis, IN 46203							746.77

Account No.		—	Prior to Nov 2011 - Jan 2012 Trade debt
Stoops Freightliner 6105 Columbus Ave Anderson, IN 46013							3,562.40

Account No.		—	Dec 2011 - Mar 2012 Trade debt
Tealinc, Ltd. 1606 Rosebud Creek Road Forsyth, MT 59327							1,609.83

Sheet no. 11 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				109,486.71

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.		—	Dec 2011 - Jan 2012 Trade debt
The Janitor’s Supply Co., Inc. 5005 Speedway Drive Fort Wayne, IN 46825							470.31

Account No.		—	Dec 2011 - Apr 2012 Railcar lease payments
The Rampart Range Corporation 10211 Kimberwick Drive Littleton, CO 80125							16,507.34

Account No.		—	Dec 2011 - Mar 2012 Trade debt
Town of Middletown Utilities 653 West Locust St Middletown, IN 47356							22,116.02

Account No.		—	Jan - Mar 2012 Railcar lease
Trinity Leasing Company PO Box 7777 Philadelphia, PA 19175							629,436.97

Account No.		—	Prior to Nov 2011 - Feb 2012 Trade debt
Triple G Enterprises PO Box 434 Lockport, IL 60441							156,295.00

Sheet no. 12 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				824,825.64

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.		—	Dec 2011 - Feb 2012 Trade debt
United Waste Water Services PO Box 77000 Detroit, MI 48277							4,675.00

Account No.		—	Mar - Apr 2012 Trade debt
Vectren Energy Delivery PO Box 6248 Indianapolis, IN 46206							880.58

Account No.		—	Jan - Feb 2012 Trade debt
Verizon Wireless Bankruptcy Administration PO Box 3397 Bloomington, IL 61702							194.07

Account No.		—	Dec 2011 - Jan 2012 Trade debt
Warner Supply LLC PO Box 2788 Muncie, IN 47307							1,067.32

Account No.		—	Jan - Feb 2012 Trade debt
We Got Pumps PO Box 40 Glenmoore, PA 19343							780.00

Sheet no. 13 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				7,596.97

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) - Cont.

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

(Continuation Sheet)

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community		CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
		HWJC	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.
Account No.		—	Prior to Nov 2011 - Mar 2012 Trade debt
Wells Boiler Works 204 W Monroe Street PO Box 25 Alexandria, IN 46001							63,684.14

Account No.		—	Termination of management agreement			X
Werks Management, LLC PO Box 6092 Fishers, IN 46038							1,685,308.83

Account No.

Account No.

Account No.

Sheet no. 14 of 14 sheets attached to Schedule of Creditors Holding Unsecured Nonpriority Claims			Subtotal (Total of this page)				1,748,992.97

			Total (Report on Summary of Schedules)				4,943,862.58

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6G (Official Form 6G) (12/07)

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor’s interest in contract, i.e., “Purchaser”, “Agent”, etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described. If a minor child is a party to one of the leases or contracts, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

☐	Check this box if debtor has no executory contracts or unexpired leases.

Name and Mailing Address, Including Zip Code, of Other Parties to Lease or Contract	Description of Contract or Lease and Nature of Debtor’s Interest. State whether lease is for nonresidential real property. State contract number of any government contract.

GLNX Corporation 2201 Timberloch Place, Suite 125 The Woodlands, TX 77380	Railcar lease.

Hellis & Roetken Enterprises 2900 S. Mock Ave. Muncie, IN 47302	Rail spur lease.

Solutions Recovery Services 7455 Newman Blvd. Dexter, MI 48130	Equipment lease.

Solutions Recovery Services 7455 Newman Blvd. Dexter, MI 48130	Equipment lease.

Stark Leasing Company, Inc. 6345 Sommer Awning Blvd. Indianapolis, IN 46220	Lease 01043-016. Operating lease for 2009 Jeep Wrangler.

Stark Leasing Company, Inc. 6345 Sommer Awning Blvd. Indianapolis, IN 46220	Lease C1583-012. Operating lease for 2008 Acura MDX.

Stark Leasing Company, Inc. 6345 Sommer Awning Blvd. Indianapolis, IN 46220	Lease E1079-009. Capital lease for lab equipment.

Stark Leasing Company, Inc. 6345 Sommer Awning Blvd. Indianapolis, IN 46220	Lease E1079-015. Capital lease for lab equipment.

The Rampart Range Corporation 10211 Kimberwick Drive Littleton, CO 80125	Railcar lease.

Tim Jones 6545 Albion Drive Indianapolis, IN 46256	Employment agreement.

Trinity Leasing Company PO Box 7777 Philadelphia, PA 19175	Railcar lease.

0 continuation sheets attached to Schedule of Executory Contracts and Unexpired Leases

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6H (Official Form 6H) (12/07)

In re	E-biofuels, LLC	,	Case No.
Debtor

SCHEDULE H - CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

☐	Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR

Brian Carmichael	First Merchants Bank, N.A.
3727 NE 14th Ave.	200 E. Jackson St.
Portland, OR 97212	Muncie, IN 47305

Bruce Carmichael	First Merchants Bank, N.A.
2308 N. Allison Road	200 E. Jackson St.
Chesterton, IN 46304	Muncie, IN 47305

Chad Ducey	First Merchants Bank, N.A.
12880 Elbe St.	200 E. Jackson St.
Fishers, IN 46037	Muncie, IN 47305

Chad Ducey	Colson Services Corp.
12880 Elbe St.	101 Barclay Street, 8th Floor
Fishers, IN 46037	New York, NY 10286

Chad Ducey	BLC, LLC/Ciena Capital, LLC
12880 Elbe St.	PO Box 26507
Fishers, IN 46037	Greenville, SC 29616

Craig Ducey	First Merchants Bank, N.A.
10568 Madison Brooks Drive	200 E. Jackson St.
Fishers, IN 46040	Muncie, IN 47305

Craig Ducey	Colson Services Corp.
10568 Madison Brooks Drive	101 Barclay Street, 8th Floor
Fishers, IN 46040	New York, NY 10286

Craig Ducey	BLC, LLC/Ciena Capital, LLC
10568 Madison Brooks Drive	PO Box 26507
Fishers, IN 46040	Greenville, SC 29616

Tim Jones	Stark Leasing
6545 Albion Drive	6345 Sommer Awning Blvd.
Indianapolis, IN 46256	Indianapolis, IN 46220

Werks Management, LLC	BLC, LLC/Ciena Capital, LLC
PO Box 6092	PO Box 26507
Fishers, IN 46038	Greenville, SC 29616

0 continuation sheets attached to Schedule of Codebtors

Software Copyright (c) 1996-2012 - CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

B6 Declaration (Official Form 6 - Declaration). (12/07)

United States Bankruptcy Court

Southern District of Indiana

In re	E-biofuels, LLC	Case No.
	Debtor(s)	Chapter	7

DECLARATION CONCERNING DEBTOR’S SCHEDULES

DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

I, the Manager and President of the limited liability company named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 30 sheets, and that they are true and correct to the best of my knowledge, information, and belief.

Date	April 4, 2012	Signature
Tim Jones
Manager and President

Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both.

18 U.S.C. §§ 152 and 3571.

Software Copyright (c) 1996-2012 CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

Accounts Receivable Aged Invoice Report

Sorted by Customer Number

All Open Invoices - Aged as of 3/30/2012

E-BIOFUELS, LLC (EBO)

Customer/	Invoice	Due Dates		Discount							Days
Invoice Data	Number	Invoice	Discount	Amount	Balance	Current	30 Days	60 Days	90 Days	120 Days	Delq

0000009			Contact:			Phone:	971-678-3928
ELEMENT ALTERNATIVE ENERGY, LL
3/1/2012	0001775-IN	3/2/2012		0.00	1,000.00	1,000.00	0.00	0.00	0.00	0.00	28

			Customer 0000009 Totals:	0.00	1,000.00	1,000.00	0.00	0.00	0.00	0.00

0000013			Contact:			Phone:	281-363-7051 - We
GLNX CORPORATION
1/30/2012	0001769-IN	1/30/2012		0.00	6,750.00	0.00	0.00	6,750.00	0.00	0.00	60
2/29/2012	0001774-IN	2/29/2012		0.00	6,750.00	0.00	6,750.00	0.00	0.00	0.00	30

			Customer 0000013 Totals:	0.00	13,500.00	0.00	6,750.00	6,750.00	0.00	0.00

0000015			Contact:			Phone:	281.821.8125
GULF HYDROCARBON
1/20/2010	0001150-IN	1/23/2010		0.00	13,465.05	0.00	0.00	0.00	0.00	13,465.05	797
1/20/2010	0001151-IN	1/23/2010		0.00	15,465.05	0.00	0.00	0.00	0.00	15,465.05	797
1/21/2010	0001152-IN	1/24/2010		0.00	15,500.73	0.00	0.00	0.00	0.00	15,500.73	796

			Customer 0000015 Totals:	0.00	44,430.83	0.00	0.00	0.00	0.00	44,430.83

0000027			Contact:			Phone:
SUPERIOR FEED INGREDIENTS
9/1/2010	0001153-IN	9/11/2010		0.00	3,000.00	0.00	0.00	0.00	0.00	3,000.00	566
10/1/2010	0001154-IN	10/11/2010		0.00	3,000.00	0.00	0.00	0.00	0.00	3,000.00	536

			Customer 0000027 Totals:	0.00	6,000.00	0.00	0.00	0.00	0.00	6,000.00

0000030			Contact:			Phone:	815-838-5141
TRIPLE G ENTERPRISES
12/28/2011	0001732-IN	12/31/2011		0.00	1,123.19	0.00	0.00	0.00	1,123.19	0.00	90
12/28/2011	0001733-IN	12/31/2011		0.00	763.77	0.00	0.00	0.00	763.77	0.00	90
12/28/2011	0001734-IN	12/31/2011		0.00	763.77	0.00	0.00	0.00	763.77	0.00	90

			Customer 0000030 Totals:	0.00	2,650.73	0.00	0.00	0.00	2,650.73	0.00

0000031			Contact:			Phone:
ULTRA GREEN ENERGY SERVICES, L
12/1/2011	0001550-IN	12/1/2011		0.00	4,000.00	0.00	0.00	0.00	0.00	4,000.00	120
12/1/2011	0001553-IN	12/6/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	115
12/2/2011	0001556-IN	12/7/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	114
12/9/2011	0001588-IN	12/14/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	107
12/9/2011	0001589-IN	12/14/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	107
12/9/2011	0001590-IN	12/14/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	107
12/9/2011	0001591-IN	12/14/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	107
12/9/2011	0001592-IN	12/14/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	107
12/16/2011	0001650-IN	12/21/2011		0.00	8,000.00	0.00	0.00	0.00	8,000.00	0.00	100
12/16/2011	0001651-IN	12/21/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	100
12/16/2011	0001652-IN	12/21/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	100
12/19/2011	0001678-IN	12/24/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	97
12/26/2011	0001711-IN	12/31/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	90
12/26/2011	0001712-IN	12/31/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	90
12/26/2011	0001713-IN	12/31/2011		0.00	4,000.00	0.00	0.00	0.00	4,000.00	0.00	90
12/29/2011	0001738-IN	1/3/2012		0.00	4,000.00	0.00	0.00	4,000.00	0.00	0.00	87
12/30/2011	0001739-IN	1/4/2012		0.00	4,000.00	0.00	0.00	4,000.00	0.00	0.00	86
12/30/2011	0001740-IN	1/4/2012		0.00	4,000.00	0.00	0.00	4,000.00	0.00	0.00	86

			Customer 0000031 Totals:	0.00	76,000.00	0.00	0.00	12,000.00	60,000.00	4,000.00

0000039			Contact:			Phone:
3D RECREATION
2/3/2012	0001773-IN	2/6/2012		0.00	3,500.00	0.00	3,500.00	0.00	0.00	0.00	53

			Customer 0000039 Totals:	0.00	3,500.00	0.00	3,500.00	0.00	0.00	0.00

			Report Totals:	0.00	147,081.56	1,000.00	10,250.00	18,750.00	62,650.73	54,430.83
		Number of Customers:	7

Exhibit A

Run Date:	3/30/2012 11:31:34 AM	Page:	1
A/R Date:	3/30/2012

e-biofuels, LLC

Intercompany Accounts Receivable

IMPERIAL
TOTAL DUE FROM IMPERIAL PETROLEUM, INC.	$46,542.47

ARRAKIS
TOTAL DUE FROM ARRAKIS OIL RECOVERY, LLC	$271,311.71

Imperial Chemical
TOTAL DUE FROM IMPERIAL CHEMICAL COMPANY	$60,934.75

TOTAL INTERCOMPANY ACCOUNTS RECEIVABLE	$378,788.93

Exhibit B

e-biofuels, LLC

List of Vehicles

SYSTEM NO.	ASSET ACCOUNT	ASSET TYPE	VENDOR	DESCRIPTION	STATE	DATE IN SERVICE	DEPR METHOD	LIFE	COST/OTHER BASIS
1530	Machinery and Equipment
7	1530	MACHINERY AND EQUIPMENT		TRAILER	IN	6/1/2007	SLMM	7.00	5,936.00
55	1530	MACHINERY AND EQUIPMENT		2000 FREIGHTLINER TRACTOR - 901	IN	5/31/2009	SLMM	5.00	20,685.19
62	1530	MACHINERY AND EQUIPMENT		1999 FORKLIFT	IN	9/1/2007	SLMM	7.00	14,140.00
63	1530	MACHINERY AND EQUIPMENT		1079-003 - 1989 STE TANKER TRAILER - 902	IN	5/1/2009	SLMM	7.00	22,500.00
66	1530	MACHINERY AND EQUIPMENT	STARK LEASING COMPANY, INC.	1583-002 - 2004 INTL 9200I TRACTOR - 1005	IN	4/1/2010	SLMM	7.00	12,450.00
67	1530	MACHINERY AND EQUIPMENT		1583-003 - 2005 FREIGHTLINER FLC112 - 1007	IN	4/1/2010	SLMM	7.00	12,750.00
68	1530	MACHINERY AND EQUIPMENT		1583-004 - 2005 FREIGHTLINER FLC112 - 1009	IN	6/30/2010	SLMM	7.00	13,850.00
69	1530	MACHINERY AND EQUIPMENT		2004 INT’L CRAWLER BACKHOE	IN	3/22/2010	SLMM	7.00	12,450.00
70	1530	MACHINERY AND EQUIPMENT		1998 CHEW PICKUP TRUCK - PLOW	IN	2/11/2010	SLMM	5.00	7,000.00
71	1530	MACHINERY AND EQUIPMENT		95 VIM FUEL TRAILER - 1004	IN	3/16/2010	SLMM	5.00	22,000.00
72	1530	MACHINERY AND EQUIPMENT		1984 HEIL TRAILER -1006	IN	3/26/2010	SLMM	5.00	17,100.90
73	1530	MACHINERY AND EQUIPMENT		1976 TRAILMOBILE TRAILER - 1008	IN	6/24/2010	SLMM	5.00	10,700.00
119	1530	MACHINERY AND EQUIPMENT	BRENNER TANK LLC	REFURBISH UNIT #1018	IN	3/1/2011	SLMM	7.00	20,209.71
120	1530	MACHINERY AND EQUIPMENT	MARTY MYERS	1999 F450 TRUCK REFURBISH	IN	3/2/2011	SLMM	7.00	8,500.00
123	1530	MACHINERY AND EQUIPMENT	VANDER HAAGS/R&G Auto	2 FREIGHTLINER ENGINES & INSTALLATION	IN	5/1/2011	SLMM	7.00	35,159.62
144	1530	MACHINERY AND EQUIPMENT	BRENNER TANK LLC	2 Food Grade Trailers BT-2465, BT-2464 1997 Brenner 6800 GAL	IN	7/18/2011	SLMM	7.00	69,000.00
155	1530	MACHINERY AND EQUIPMENT	BRENNER TANK LLC	INSULATE TANKER #1120	IN	10/1/2011	SLMM	7.00	21,257.78

1530 Subtotals									325,689.20

Exhibit C

e-biofuels, LLC

List of Office Equipment

SYSTEM NO.	ASSET ACCOUNT	ASSET TYPE	VENDOR	DESCRIPTION	STATE	DATE IN SERVICE	DEPR METHOD	LIFE	COST/OTHER BASIS
1	1510	OFFICE FURNITURE AND EQUIPMENT		OFFICE FURNITURE	IN	9/21/2006	SLMM	7.00	1,300.00
26	1510	OFFICE FURNITURE AND EQUIPMENT		OFFICE FURNITURE	IN	1/30/2008	SLMM	7.00	978.25
27	1510	OFFICE FURNITURE AND EQUIPMENT		OFFICE FURNITURE	IN	2/1/2008	SLMM	7.00	317.95
100	1510	OFFICE FURNITURE AND EQUIPMENT		OFFICE FURNITURE	IN	11/10/2010	SLMM	7.00	1,485.43

1510 Subtotals									4,081.63

Exhibit D

e-biofuels, LLC

List of Computer Equipment

SYSTEM NO.	ASSET ACCOUNT	ASSET TYPE	VENDOR	DESCRIPTION	STATE	DATE IN SERVICE	DEPR METHOD	LIFE	COST/OTHER BASIS
6	1520	COMPUTER EQUIPMENT		COMPUTER EQUIPMENT	IN	12/31/2006	SLMM	5.00	3,790.86
13	1520	COMPUTER EQUIPMENT		2 LAPTOPS/DOCKING STATION/1 DESKTOP	IN	7/31/2007	SLMM	5.00	7,849.00
22	1520	COMPUTER EQUIPMENT		COMPUTER EQUIPMENT	IN	11/1/2007	SLMM	5.00	2,753.20
39	1520	COMPUTER EQUIPMENT		2 HP COMPUTERS	IN	11/19/2008	SLMM	5.00	1,586.57
40	1520	COMPUTER EQUIPMENT		MONITOR & KEYBOARD	IN	12/10/2008	SLMM	5.00	212.83
129	1520	COMPUTER EQUIPMENT	DWD TECHNOLOGY	MAS90 ACCOUNTING SYSTEM	IN	8/1/2011	SLMM	3.00	13,610.00
132	1520	COMPUTER EQUIPMENT	N2N TECHNOLOGIES	SERVER	IN	9/9/2011	SLMM	3.00	13,239.33
156	1520	COMPUTER EQUIPMENT	VARIOUS	RAIL SECURITY CAMERA	IN	10/31/2011	SLMM	5.00	4,046.53
161	1520	COMPUTER EQUIPMENT	N2N TECHNOLOGIES	3 DELL LATITUDE E6520	IN	10/12/2011	SLMM	5.00	3,816.69

2120 Subtotals									50,905.01

Exhibit D

e-biofuels, LLC

List of Machinery and Equipment

SYSTEM NO.	ASSET ACCOUNT	ASSET TYPE	VENDOR	DESCRIPTION	STATE	DATE IN SERVICE	DEPR METHOD	LIFE	COST/OTHER BASIS
8	1530	MACHINERY AND EQUIPMENT		SYSTEM #1 - PROCESSING UNIT 1	IN	6/1/2007	SLMM	10.00	2,000,000.00
9	1530	MACHINERY AND EQUIPMENT		COUNTRY CLIPPER	IN	5/24/2007	SLMM	7.00	5,000.00
14	1530	MACHINERY AND EQUIPMENT		FILTRATION BASKETS	IN	8/8/2007	SLMM	7.00	5,512.10
15	1530	MACHINERY AND EQUIPMENT		TOOLS	IN	8/14/2007	SLMM	7.00	5,000.00
16	1530	MACHINERY AND EQUIPMENT		WELDING MACHINE	IN	8/18/2007	SLMM	7.00	4,098.40
17	1530	MACHINERY AND EQUIPMENT		FILTRATION BASKETS	IN	8/18/2007	SLMM	7.00	1,731.82
18	1530	MACHINERY AND EQUIPMENT		FILTRATION BASKETS	IN	8/18/2007	SLMM	7.00	1,691.29
19	1530	MACHINERY AND EQUIPMENT		EQUIPMENT	IN	8/18/2007	SLMM	7.00	2,204.70
20	1530	MACHINERY AND EQUIPMENT		AIR COMPRESSOR	IN	8/29/2007	SLMM	7.00	582.98
21	1530	MACHINERY AND EQUIPMENT		FILTRATION BASKETS	IN	8/18/2007	SLMM	7.00	1,589.34
23	1530	MACHINERY AND EQUIPMENT		SYSTEM #1 - CONSTRUCTION PERIOD INTEREST - UNIT 1	IN	6/1/2007	SLMM	10.00	137,261.60
29	1530	MACHINERY AND EQUIPMENT		CHILLER WIRING	IN	3/25/2008	SLMM	7.00	2,341.25
30	1530	MACHINERY AND EQUIPMENT		BOILER AREA EXHAUST VENTS	IN	4/8/2008	SLMM	7.00	3,763.44
31	1530	MACHINERY AND EQUIPMENT		METER EQUIPMENT	IN	5/16/2008	SLMM	7.00	1,200.00
32	1530	MACHINERY AND EQUIPMENT		LAB REMODEL	IN	6/2/2008	SLMM	7.00	2,250.00
34	1530	MACHINERY AND EQUIPMENT		SYSTEM #2 - PROCESSING UNIT 2	IN	3/6/2008	SLMM	10.00	3,523,494.75
35	1530	MACHINERY AND EQUIPMENT		SYSTEM #3 - PROCESSING UNIT #3	IN		SLMM	10.00	2,080,000.00
41	1530	MACHINERY AND EQUIPMENT		CHILLER	IN	12/16/2008	SLMM	7.00	5,019.80
42	1530	MACHINERY AND EQUIPMENT		SYSTEM 1 - SURGE PROTECTOR	IN	11/26/2008	SLMM	7.00	4,270.00
43	1530	MACHINERY AND EQUIPMENT		SYSTEM 2 - BUILDOUT COSTS	IN	3/13/2008	SLMM	10.00	364,575.05
44	1530	MACHINERY AND EQUIPMENT		SYSTEM #2 - SURGE PROTECTOR	IN	11/26/2008	SLMM	7.00	4,270.00
52	1530	MACHINERY AND EQUIPMENT		WASH WATER REC.	IN	5/31/2009	SLMM	7.00	40,234.62
53	1530	MACHINERY AND EQUIPMENT		AG WASTE	IN	5/31/2009	SLMM	7.00	42,082.43
54	1530	MACHINERY AND EQUIPMENT		SYSTEM #3	IN		SLMM	10.00	496,340.10
56	1530	MACHINERY AND EQUIPMENT		GLYCERIN WASH	IN	5/31/2009	SLMM	7.00	5,950.00
57	1530	MACHINERY AND EQUIPMENT		CENTRIFUGE - WATER	IN	5/31/2009	SLMM	7.00	5,025.00
58	1530	MACHINERY AND EQUIPMENT		CONTAINMENT PAD	IN	9/30/2009	SLMM	7.00	8,898.00
59	1530	MACHINERY AND EQUIPMENT		GLYCERIN SKIMMER	IN	9/30/2009	SLMM	7.00	13,125.00
60	1530	MACHINERY AND EQUIPMENT		PROJECT 2026	IN	9/30/2009	SLMM	7.00	1,888.71
61	1530	MACHINERY AND EQUIPMENT		PROJECT 2027	IN	9/30/2009	SLMM	7.00	2,116.86
64	1530	MACHINERY AND EQUIPMENT		AIR COMPRESSOR	IN	12/1/2009	SLMM	7.00	16,975.00
121	1530	MACHINERY AND EQUIPMENT	VARIOUS	3 HEAT EXCHANGERS	IN	3/31/2011	SLMM	3.00	6,348.73
122	1530	MACHINERY AND EQUIPMENT	VARIOUS	2 TANKS	IN	3/31/2011	SLMM	30.00	18,319.82
126	1530	MACHINERY AND EQUIPMENT	PAYPAL	API BASCO HEAT EXCHANGER	IN	4/2/2011	SLMM	3.00	1,745.00
127	1530	MACHINERY AND EQUIPMENT	MURRAY EQUIPMENT INC	4” GX W/25HP3P 1725 PUMP	IN	4/12/2011	SLMM	3.00	9,409.00
133	1530	MACHINERY AND EQUIPMENT	Rebound Products, Inc.	7 Pumps; P/N KK4124A	IN	6/20/2011	SLMM	3.00	11,725.70
134	1530	MACHINERY AND EQUIPMENT		Boiler Water Recovery System	IN	7/15/2011	SLMM	10.00	4,175.97
135	1530	MACHINERY AND EQUIPMENT	WE GOT PUMPS/KISSINGER ELECTRIC	CIRCULATION PUMPS FOR TANK 7,8,9	IN	7/1/2011	SLMM	10.00	3,498.05
136	1530	MACHINERY AND EQUIPMENT	WE GOT PUMPS/KISSINGER ELECTRIC	Unload Pump	IN	7/1/2011	SLMM	10.00	2,600.70
137	1530	MACHINERY AND EQUIPMENT	MURRAY EQUIPMENT INC/KISSINGER ELECTRIC	HI LEVEL FLOAT PANEL NOTIFICATION SYSTEM	IN	7/1/2011	SLMM	3.00	6,653.37
138	1530	MACHINERY AND EQUIPMENT	Starweld	PUMP FILTER AND PIPING WITH MANIFOLD TO FILL	IN	6/23/2011	SLMM	15.00	11,432.16
139	1530	MACHINERY AND EQUIPMENT	GRAINGER	BAG FILTER HOUSING	IN	6/21/2011	SLMM	3.00	1,135.27
140	1530	MACHINERY AND EQUIPMENT	Rebound Products, Inc.	3X P/N KK4124A	IN	7/1/2011	SLMM	3.00	6,785.30
141	1530	MACHINERY AND EQUIPMENT	DXP Enterprises	2x Viking model K4124B VS	IN	7/1/2011	SLMM	3.00	3,815.00
142	1530	MACHINERY AND EQUIPMENT	DXP Enterprises	2x Viking model HL4124B with Viton Mechanical Seal	IN	7/1/2011	SLMM	3.00	2,671.60
143	1530	MACHINERY AND EQUIPMENT	MURRAY EQUIPMENT INC	4” GX W/25HP3P 1725 PUMP	IN	7/1/2011	SLMM	3.00	9,894.56
145	1530	MACHINERY AND EQUIPMENT	The Janitors Supply Co	TNT T3 20” Scrubber Transport Drive	IN	7/20/2011	SLMM	7.00	6,153.50
146	1530	MACHINERY AND EQUIPMENT	Rebound Products, Inc.	HL/4124A VITON SEATS/CARBON BUSHINGS	IN	7/7/2011	SLMM	3.00	13,154.00
147	1530	MACHINERY AND EQUIPMENT	WE GOT PUMPS	WATER PUMP - 3” SELF PRIMER PUMP	IN	8/9/2011	SLMM	5.00	2,224.00
148	1530	MACHINERY AND EQUIPMENT	WE GOT PUMPS	GLYCERIN PUMP - FULFLO 3” CAST IRON DIRECT	IN	8/9/2011	SLMM	5.00	1,477.04
149	1530	MACHINERY AND EQUIPMENT	DXP Enterprises	WATER RECOVERY SYSTEM	IN	8/1/2011	SLMM	7.00	2,023.63
150	1530	MACHINERY AND EQUIPMENT	WE GOT PUMPS	2X NPT SEWAGE TRASH PUMPS 10HP	IN	9/20/2011	SLMM	5.00	3,600.00
151	1530	MACHINERY AND EQUIPMENT	PROVEN TECHNOLOGIES	PYROLYSIS TEST UNIT	IN	9/1/2011	SLMM	5.00	13,000.00
152	1530	MACHINERY AND EQUIPMENT	KISSINGER ELECTRIC	VFD, piping, motors, wiring	IN	10/13/2011	SLMM	7.00	16,122.07
153	1530	MACHINERY AND EQUIPMENT	HITECHTRADER.COM	LAUDA ECOLINE RE 120 BATH CIRCULATOR	IN	10/17/2011	SLMM	5.00	2,350.00
154	1530	MACHINERY AND EQUIPMENT	WE GOT PUMPS	AMT 393A-95 2” NPT SEWAGE/TRASH PUMP	IN	10/7/2011	SLMM	3.00	1,336.00
157	1530	MACHINERY AND EQUIPMENT	HESEMAN INDUSTRIAL, INC.	08-072 HEATER SKID PUMP	IN	10/1/2011	SLMM	5.00	9,867.20
158	1530	MACHINERY AND EQUIPMENT	HESEMAN INDUSTRIAL, INC.	08-072 BIO FLASH PUMP	IN	10/1/2011	SLMM	5.00	9,867.20
159	1530	MACHINERY AND EQUIPMENT	HESEMAN INDUSTRIAL, INC.	08-072 GLYCERIN FLASH PUMP	IN	10/1/2011	SLMM	5.00	6,161.20
160	1530	MACHINERY AND EQUIPMENT	HESEMAN INDUSTRIAL, INC.	08-072 BIO DIESEL DRYER	IN	10/1/2011	SLMM	5.00	10,634.40
163	1530	MACHINERY AND EQUIPMENT	EBAY	REFRIGERATION AIR DRYER FOR 75HP AIR COMPRESSOR	IN	11/1/2011	SLMM	7.00	1,995.00
165	1530	MACHINERY AND EQUIPMENT	FLOW SOLUTIONS, INC.	2 SMC AIR DRYERS	IN	1/5/2012	SLMM	5.00	3,970.00

1530 Subtotals									8,992,637.71

Exhibit E

SLFA-UV21A Ultra violet fluorescence sulfer-in-oil analyzer - Serial # 415819800204

PMA-4 Automatic Pensky-Martens flashpoint tester

Automatic FAME oxidation unit

Heating centrifuge “C” model

Box of 6 spare long cone tubes

Refrigerated dry bath for cloud & pour point and CFPP testing

Exhibit F

B7 (Official Form 7) (04/10)

United States Bankruptcy Court

Southern District of Indiana

In re	E-biofuels, LLC	Case No.
	Debtor(s)	Chapter	7

STATEMENT OF FINANCIAL AFFAIRS

This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual’s personal affairs. To indicate payments, transfers and the like to minor children, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112; Fed. R. Bankr. P. 1007(m).

Questions 1 -18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19-25. If the answer to an applicable question is “None,” mark the box labeled “None.” If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

DEFINITIONS

“In business.” A debtor is “in business” for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is “in business” for the purpose of this form if the debtor is or has been, within six years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed full-time or part-time. An individual debtor also may be “in business” for the purpose of this form if the debtor engages in a trade, business, or other activity, other than as an employee, to supplement income from the debtor’s primary employment.

“Insider.” The term “insider” includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. § 101.

1. Income from employment or operation of business

None ☐	State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor’s business, including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor’s fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE
$617,104.65	2012 - Trade Income

$129,878,147.40	2011 - Trade Income

$35,226,954.04	2010 - Trade Income

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2. Income other than from employment or operation of business

None ☐	State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor’s business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE
$362,556.00	2012 - IRS Form 8849 (Excise tax)

$3,283,669.84	2011 - USDA Advanced Biofuel Payment Program/IRS Form 8849

3. Payments to creditors

None ¢	Complete a. or b., as appropriate, and c.

a. Individual or joint debtor(s) with primarily consumer debts. List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within 90 days immediately preceding the commencement of this case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $600. Indicate with an (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

None ☐	b. Debtor whose debts are not primarily consumer debts: List each payment or other transfer to any creditor made within 90 days immediately preceding the commencement of the case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $5,850*. If the debtor is an individual, indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments and other transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS/ TRANSFERS	AMOUNT PAID OR VALUE OF TRANSFERS	AMOUNT STILL OWING
See attached Exhibit 3(b)		$0.00	$0.00

None ☐	c. All debtors: List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATE OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING
Werks Management, LLC PO Box 6092 Fishers, IN 46038	See attached Exhibit 3(c).	$740,776.88	$0.00
Also see answer to question 23 below.

4. Suits and administrative proceedings, executions, garnishments and attachments

None ☐	a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

CAPTION OF SUIT AND CASE NUMBER	NATURE OF PROCEEDING	COURT OR AGENCY AND LOCATION	STATUS OR DISPOSITION
See attached Exhibit 4(a)

*	Amount subject to adjustment on 4/01/13, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

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None ¢	b. Describe all property that has been attached, garnished or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON FOR WHOSE BENEFIT PROPERTY WAS SEIZED	DATE OF SEIZURE	DESCRIPTION AND VALUE OF PROPERTY

5. Repossessions, foreclosures and returns

None ☐	List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR OR SELLER	DATE OF REPOSSESSION, FORECLOSURE SALE, TRANSFER OR RETURN	DESCRIPTION AND VALUE OF PROPERTY
Stark Leasing 6345 Sommer Awning Blvd. Indianapolis, IN 46220	04/04/2012	Leased vehicles - 2008 Acura MDX; 2009 Jeep Wrangler - Value unknown Leased laboratory equipment - Value unknown

6. Assignments and receiverships

None ¢	a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF ASSIGNEE	DATE OF ASSIGNMENT	TERMS OF ASSIGNMENT OR SETTLEMENT

None ¢	b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CUSTODIAN	NAME AND LOCATION OF COURT CASE TITLE & NUMBER	DATE OF ORDER	DESCRIPTION AND VALUE OF PROPERTY

7. Gifts

None ☐	List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON OR ORGANIZATION	RELATIONSHIP TO DEBTOR, IF ANY	DATE OF GIFT	DESCRIPTION AND VALUE OF GIFT
Middletown Fire Department 653 Locust Street Middletown, IN 47356	None	05/19/11	Golf tournament sponsorship - $200.00

Robbins Apparel 12652 Brady Lane Noblesville, IN 46060	None	07/01/11	Sponsorship $1,047.00

Middletown Fire Department 653 Locust Street Middletown, IN 47356	None	09/29/11	Equipment for methanol fire - $5,204.00

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8. Losses

None ¢	List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

DESCRIPTION AND VALUE OF PROPERTY	DESCRIPTION OF CIRCUMSTANCES AND, IF LOSS WAS COVERED IN WHOLE OR IN PART BY INSURANCE, GIVE PARTICULARS	DATE OF LOSS

9. Payments related to debt counseling or bankruptcy

None ☐	List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of the petition in bankruptcy within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF PAYEE	DATE OF PAYMENT, NAME OF PAYOR IF OTHER THAN DEBTOR	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY
Taft Stettinius & Hollister LLP One Indiana Square, Suite 3500 Indianapolis, IN 46204	02/24/12	$5,995.00

Taft Stettinius & Hollister LLP One Indiana Square, Suite 3500 Indianapolis, IN 46204	03/01/12	$5,748.50

Taft Stettinius & Hollister LLP One Indiana Square, Suite 3500 Indianapolis, IN 46204	03/22/12	$10,504.10

Taft Stettinius & Hollister LLP One Indiana Square, Suite 3500 Indianapolis, IN 46204	03/30/12 (Includes application of $25,000.00 retainer received on 02/13/12)	$32,500.00

Taft Stettinius & Hollister LLP One Indiana Square, Suite 3500 Indianapolis, IN 46204	04/04/12	$7,500.00 plus $306.00 Chapter 7 filing fee

10. Other transfers

None ☐	a. List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within two years immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF TRANSFEREE, RELATIONSHIP TO DEBTOR	DATE	DESCRIBE PROPERTY TRANSFERRED AND VALUE RECEIVED
Triple G Enterprises PO Box 434 Lockport, IL 60441	01/13/12	1984 Heil Tank Trailer. Forgave $11,554.73 remaining on lease to reduce e-biofuels debt.
None

Triple G Enterprises PO Box 434 Lockport, IL 60441	01/13/12	1995 VIM Fuel Trailer. Forgave $15,982.34 remaining on lease to reduce e-biofuels debt.
None

Triple G Enterprises PO Box 434 Lockport, IL 60441	01/13/12	1976 Trailmobile Tank Trailer. Forgave $11,554.73 remaining on lease to reduce e-biofuels debt.
None

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NAME AND ADDRESS OF TRANSFEREE, RELATIONSHIP TO DEBTOR	DATE	DESCRIBE PROPERTY TRANSFERRED AND VALUE RECEIVED
Werks Management, LLC PO Box 6092 Fishers, IN 46038 Owned by Chad & Craig Ducey	02/14/12	2004 International and Tools in exchange for a reduction in e-biofuels debt of $15,506.56. Chad & Craig Ducey are Debtor’s former COO and CEO, respectively.

Timothy Thomason c/o J. Gran Clark, Attorney 175 W. Fourth Street PO Box 116 Russellville, KY 42276 None	07/29/11	$242,000 wire transfer to BB&T Western Kentucky Bank for purchase of real estate from Timothy Thomason in Logan County, Kentucky. Real estate was initially deeded from Thomason to Jeffrey T. Wilson, former President of Imperial Petroleum, Inc. On March 6, 2012 Jeffrey T. Wilson and Annalee C. Wilson deeded the property to Arrakis Oil Recovery, LLC, an affiliate of Debtor.

See attached Exhibit 10(a) for list of intercompany transfers.

None ¢	b. List all property transferred by the debtor within ten years immediately preceding the commencement of this case to a self-settled trust or similar device of which the debtor is a beneficiary.

NAME OF TRUST OR OTHER DEVICE	DATE(S) OF TRANSFER(S)	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY OR DEBTOR’S INTEREST IN PROPERTY

11. Closed financial accounts

None ☐	List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF INSTITUTION	TYPE OF ACCOUNT, LAST FOUR DIGITS OF ACCOUNT NUMBER, AND AMOUNT OF FINAL BALANCE	AMOUNT AND DATE OF SALE OR CLOSING
Ameriana Bank	Checking account #4534	04/03/12
956 N. Beechwood Ave	$0.00 balance
Middletown, IN 47356

12. Safe deposit boxes

None ¢	List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF BANK OR OTHER DEPOSITORY	NAMES AND ADDRESSES OF THOSE WITH ACCESS TO BOX OR DEPOSITORY	DESCRIPTION OF CONTENTS	DATE OF TRANSFER OR SURRENDER, IF ANY

13. Setoffs

None ☐	List all setoffs made by any creditor, including a bank, against a debt or deposit of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATE OF SETOFF	AMOUNT OF SETOFF
See attached Exhibit 13 for customer setoff against outstanding account receivable.

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14. Property held for another person

None ¢	List all property owned by another person that the debtor holds or controls.

NAME AND ADDRESS OF OWNER	DESCRIPTION AND VALUE OF PROPERTY	LOCATION OF PROPERTY

15. Prior address of debtor

None ¢	If the debtor has moved within three years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

ADDRESS	NAME USED	DATES OF OCCUPANCY

16. Spouses and Former Spouses

None ¢	If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within eight years immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

17. Environmental Information.

For the purpose of this question, the following definitions apply:

“Environmental Law” means any federal, state, or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

“Site” means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

“Hazardous Material” means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law

None ¢	a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:

SITE NAME AND ADDRESS	NAME AND ADDRESS OF GOVERNMENTAL UNIT	DATE OF NOTICE	ENVIRONMENTAL LAW

None ¢	b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

SITE NAME AND ADDRESS	NAME AND ADDRESS OF GOVERNMENTAL UNIT	DATE OF NOTICE	ENVIRONMENTAL LAW

None ¢	c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

NAME AND ADDRESS OF GOVERNMENTAL UNIT	DOCKET NUMBER	STATUS OR DISPOSITION

Software Copyright (c) 1996-2012 CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

18 . Nature, location and name of business

None ¢	a. If the debtor is an individual, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partner in a partnership, sole proprietor, or was self-employed in a trade, profession, or other activity either full- or part-time within six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within six years immediately preceding the commencement of this case.

If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

NAME	LAST FOUR DIGITS OF SOCIAL-SECURITY OR OTHER INDIVIDUAL TAXPAYER-I.D. NO. (ITIN)/ COMPLETE EIN	ADDRESS	NATURE OF BUSINESS	BEGINNING AND ENDING DATES

None ¢	b. Identify any business listed in response to subdivision a., above, that is “single asset real estate” as defined in 11 U.S.C. § 101.

NAME	ADDRESS

The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership, a sole proprietor, or self-employed in a trade, profession, or other activity, either full- or part-time.

(An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

19. Books, records and financial statements

None ☐	a. List all bookkeepers and accountants who within two years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME AND ADDRESS	DATES SERVICES RENDERED
Chuck Ballard Unknown	Unknown

Craig Ducey 10568 Madison Brooks Drive Fishers, IN 46040	2010 - March 2011

Bridget Deer 1660 W 500 N Greenfield, IN 46140	June 2010 - June 2011

Tim Jones 6545 Albion Drive Indianapolis, IN 46256	April 2011 - April 2012

None ☐	b. List all firms or individuals who within the two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME	ADDRESS	DATES SERVICES RENDERED
Weaver Martin & Samyn, LLC	411 Valentine Rd #300 Kansas City, MO 64111	May 2010 - March 2012

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None ☐	c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME	ADDRESS
Weaver Martin & Samyn, LLC	411 Valentine Rd #300
Kansas City, MO 64111

Tim Jones	6545 Albion Drive
Books and records located at Debtor’s business.	Indianapolis, IN 46256

None ☐	d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued by the debtor within two years immediately preceding the commencement of this case.

NAME AND ADDRESS	DATE ISSUED
Debtor did not issue financial statements; however, financial information was provided as part of parent’s, Imperial Petroleum, Inc.’s, public filings.

20. Inventories

None ☐	a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

DATE OF INVENTORY	INVENTORY SUPERVISOR	DOLLAR AMOUNT OF INVENTORY (Specify cost, market or other basis)
January 1, 2012	Troy McKee	$36,013.41

February 1, 2012	Troy McKee	$40,086.10

None ☐	b. List the name and address of the person having possession of the records of each of the two inventories reported in a., above.

DATE OF INVENTORY	NAME AND ADDRESSES OF CUSTODIAN OF INVENTORY RECORDS
January 1, 2012	e-biofuels, LLC
710 Norfleet Drive West
Middletown, IN 47356

February 1, 2012	e-biofuels, LLC
710 Norfleet Drive West
Middletown, IN 47356

21. Current Partners, Officers, Directors and Shareholders

None ¢	a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

NAME AND ADDRESS	NATURE OF INTEREST	PERCENTAGE OF INTEREST

None ☐	b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

NAME AND ADDRESS	TITLE	NATURE AND PERCENTAGE OF STOCK OWNERSHIP
Imperial Petroleum, Inc. 710 Norfleet Drive West Middletown, IN 47356	Member	100%

Tim Jones 6545 Albion Drive Indianapolis, IN 46256	V.P. Finance (Mar 31, 2011 - Oct 31, 2011), President (Nov 1, 2011), Manager (Mar 1, 2012)	None

Software Copyright (c) 1996-2012 CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

22. Former partners, officers, directors and shareholders

None ¢	a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

NAME	ADDRESS	DATE OF WITHDRAWAL

None ☐	b. If the debtor is a corporation, list all officers, or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME AND ADDRESS	TITLE	DATE OF TERMINATION
Craig Ducey 10568 Madison Brooks Drive Fishers, IN 46040	COO	November 1, 2011

Chad Ducey 12880 Elbe Street Fishers, IN 46037	CEO	November 1, 2011

23. Withdrawals from a partnership or distributions by a corporation

None ☐	If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME & ADDRESS OF RECIPIENT, RELATIONSHIP TO DEBTOR	DATE AND PURPOSE OF WITHDRAWAL	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY
Werks Management, LLC PO Box 6092 Fishers, IN 46038 Consultants (Craig and Chad Ducey)	April 2011 - February 2012	$740,776.88

Craig Ducey 10568 Madison Brooks Drive Fishers, IN 46040 COO	October 2011 - Stock redemption	$1,000,000.00

Chad Ducey 12880 Elbe Street CEO	October 2011 - Stock redemption	$661,719.97

Chad Ducey 12880 Elbe Street Fishers, IN 46037 CEO	October 6, 2011 - Loan repayment	$338,280.03

24. Tax Consolidation Group.

None ☐	If the debtor is a corporation, list the name and federal taxpayer identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within six years immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION	TAXPAYER IDENTIFICATION NUMBER (EIN)
Imperial Petroleum, Inc.	95-3386019

25. Pension Funds.

None ¢	If the debtor is not an individual, list the name and federal taxpayer-identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within six years immediately preceding the commencement of the case.

NAME OF PENSION FUND	TAXPAYER IDENTIFICATION NUMBER (EIN)

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DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

Date	April 4, 2012	Signature
Tim Jones
Manager and President

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

Penalty for making a false statement: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. §§ 152 and 3571

Software Copyright (c) 1996-2012 CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 3(b)

Creditor Name	Address	Date of Payment	Amount Paid
3D RECREATION	10142 Brooks School Road, Suite 196, Fishers, IN 46037	1/10/2012	690.00
3D RECREATION	10142 Brooks School Road, Suite 196, Fishers, IN 46037	1/18/2012	1,589.00
3D RECREATION	10142 Brooks School Road, Suite 196, Fishers, IN 46037	1/19/2012	699.00
3D RECREATION	10142 Brooks School Road, Suite 196, Fishers, IN 46037	1/25/2012	899.00
3D RECREATION	10142 Brooks School Road, Suite 196, Fishers, IN 46037	1/30/2012	1,398.00
3D RECREATION	10142 Brooks School Road, Suite 196, Fishers, IN 46037	2/3/2012	1,398.00
3D RECREATION	10142 Brooks School Road, Suite 196, Fishers, IN 46037	2/7/2012	699.00
3D RECREATION	10142 Brooks School Road, Suite 196, Fishers, IN 46037	2/9/2012	699.00
3D RECREATION	10142 Brooks School Road, Suite 196, Fishers, IN 46037	2/10/2012	699.00
3D RECREATION	10142 Brooks School Road, Suite 196, Fishers, IN 46037	2/13/2012	699.00
3D RECREATION	10142 Brooks School Road, Suite 196, Fishers, IN 46037	3/15/2012	2,155.00
AARON WILSON	5747 Shoreham Drive, Evansville, IN 47711	1/11/2012	138.69
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/6/2012	160.63
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/11/2012	55,082.45
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/12/2012	33,086.70
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/13/2012	65.80
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/20/2012	222.70
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/24/2012	452.80
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/25/2012	30,150.36
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/26/2012	489.37
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/26/2012	683.48
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/27/2012	49.00
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/31/2012	2,509.60
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	1/31/2012	28,959.66
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	2/3/2012	132.62
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	2/8/2012	10,109.52
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	2/9/2012	250.16
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	2/10/2012	65.80
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	2/14/2012	12,128.06
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	2/17/2012	150.73
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	2/22/2012	9,987.08
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	2/23/2012	250.16
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	2/27/2012	180.99
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	2/29/2012	9,424.60
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	3/1/2012	99.01
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	3/7/2012	10,757.16
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	3/8/2012	295.03
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	3/9/2012	60.00
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	3/14/2012	9,424.60
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	3/15/2012	99.01
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	3/21/2012	2,434.08
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	3/22/2012	6,192.76
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	3/29/2012	24,549.17
ADP	504 CLINTON CENTER DRIVE, STE 4400, CLINTON, MS 39	3/30/2012	7,807.46
BERKLEY RISK ADMINISTRATORS CO	PO Box 59143, Minneapolis, MN 55459	3/22/2012	4,572.00
BEST WAY DISPOSAL	7256 W. County Road, 600S, Modoc, IN 47358	2/27/2012	824.58
BRITMORE INVESTMENTS LLC	PO Box 98019, Seattle, WA 98198	1/5/2012	10,500.00
BUSINESS WIRE		1/23/2012	1,280.00
CECIL MAYNARD	7402 S. Grant City Road, Knightstown, IN 46148	1/12/2012	33.43
CERIDIAN BENEFIT SERVICES	3201 34th Street South, St. Petersburg, FL 33711	3/26/2012	60.85
CHARLES NALE		1/11/2012	52.47
CHASE - BANK FEES		1/17/2012	469.53
CHASE BANK FEE		3/15/2012	106.86
CHASE VISA		2/13/2012	2,000.00
CHASE VISA		3/2/2012	2,000.00
CHASE VISA		3/13/2012	1,000.00
CHASE VISA		3/15/2012	500.00
CHASE VISA		3/23/2012	14,892.54
CHASE VISA		3/27/2012	60.42
CHASE VISA		4/2/2012	29.90
CIENNA CAPITAL	PO Box 26507, Greenville, SC 29616	1/10/2012	10,111.00
CIENNA CAPITAL	PO Box 26507, Greenville, SC 29616	2/10/2012	10,111.00
CIENNA CAPITAL	PO Box 26507, Greenville, SC 29616	3/12/2012	10,111.00
CIMA GREEN ENERGY	52 PARK AVENUE, SUITE A-7, PARK RIDGE, NJ 07656	1/3/2012	127,676.80
CIMA GREEN ENERGY	52 PARK AVENUE, SUITE A-7, PARK RIDGE, NJ 07656	1/3/2012	23,000.00
CIMA GREEN ENERGY	52 PARK AVENUE, SUITE A-7, PARK RIDGE, NJ 07656	1/4/2012	23,000.00
CIMA GREEN ENERGY	52 PARK AVENUE, SUITE A-7, PARK RIDGE, NJ 07656	1/5/2012	23,000.00
CIMA GREEN ENERGY	52 PARK AVENUE, SUITE A-7, PARK RIDGE, NJ 07656	1/6/2012	23,000.00

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 3(b)

Creditor Name	Address	Date of Payment	Amount Paid
CIMA GREEN ENERGY	52 PARK AVENUE, SUITE A-7, PARK RIDGE, NJ 07656	1/9/2012	23,000.00
CIMA GREEN ENERGY	52 PARK AVENUE, SUITE A-7, PARK RIDGE, NJ 07656	1/10/2012	23,000.00
CIMA GREEN ENERGY	52 PARK AVENUE, SUITE A-7, PARK RIDGE, NJ 07656	1/11/2012	23,000.00
CIMA GREEN ENERGY	52 PARK AVENUE, SUITE A-7, PARK RIDGE, NJ 07656	1/12/2012	23,000.00
CINCINNATI INSURANCE COMPANY	PO Box 145620, Cincinnati, OH 45250	3/26/2012	565.00
COLSON SERVICES	101 Barclay Street, 8th Floor, New York, NY 10286	1/3/2012	8,763.48
COLSON SERVICES	101 Barclay Street, 8th Floor, New York, NY 10286	2/1/2012	8,763.48
COLSON SERVICES	101 Barclay Street, 8th Floor, New York, NY 10286	3/1/2012	8,763.48
COMCAST CABLE	PO Box 3005, Southeastern, PA 19398	3/27/2012	238.53
DIVERSIFIED INGREDIENTS	870 Woods Mill Road, St. Louis, MO 63011	2/22/2012	97,520.00
DIVERSIFIED INGREDIENTS	870 Woods Mill Road, St. Louis, MO 63011	3/9/2012	70,640.74
ENTERPRISE TRANSPORTATION COMP	PO BOX 4735, HOUSTON, TX 77210	1/3/2012	8,602.25
FIRST MERCHANTS BANK	200 E Jackson Street, PO Box 792, Muncie, IN 47308	1/6/2012	100,000.00
FIRST MERCHANTS BANK	200 E Jackson Street, PO Box 792, Muncie, IN 47308	1/13/2012	100,000.00
FUELMAN	PO BOX 105080, ATLANTA, GA 30348	1/10/2012	10,019.31
GERALD MOORE		1/11/2012	127.03
GLNX CORPORATION2	2201 Timberloch Place, Suite 125, The Woodlands, TX 77380	2/21/2012	9,800.00
GLNX CORPORATION2	2201 Timberloch Place, Suite 125, The Woodlands, TX 77380	3/23/2012	9,800.00
GREEN GREASE SOLUTIONS	52 PARK AVENUE, SUITE A-7, PARK RIDGE, NJ 07656	1/3/2012	109,492.40
GREEN GREASE SOLUTIONS	52 PARK AVENUE, SUITE A-7, PARK RIDGE, NJ 07656	1/12/2012	82,457.78
GUARDIAN - APPLETON	PO Box 677458, Dallas, TX 75267	3/2/2012	1,139.58
GUARDIAN - APPLETON	PO Box 677458, Dallas, TX 75267	3/27/2012	413.87
HAMERNIK, LLC	One Indiana Square, Suite 1550, Indianapolis, IN 46204	3/8/2012	10,000.00
HELLIS & ROETKEN ENTERPRISES,	2900 S Mock Ave, Muncie, IN 47302	2/22/2012	4,730.00
HELLIS & ROETKEN ENTERPRISES,	2900 S Mock Ave, Muncie, IN 47302	3/23/2012	2,065.00
HENRY COUNTY TREASURER	101 S Main Street, New Castle, IN 47362	2/16/2012	19.49
IMPERIAL PETROLEUM	710 Norfleet Drive West, Middletown, IN 47356	2/17/2012	19,953.01
IMPERIAL PETROLEUM	710 Norfleet Drive West, Middletown, IN 47356	2/23/2012	5,995.00
IMPERIAL PETROLEUM	710 Norfleet Drive West, Middletown, IN 47356	2/28/2012	300.00
IMPERIAL PETROLEUM	710 Norfleet Drive West, Middletown, IN 47356	3/1/2012	5,748.50
IMPERIAL PETROLEUM	710 Norfleet Drive West, Middletown, IN 47356	3/2/2012	550.00
INDIANA DEPARTMENT OF REVENUE1	PO Box 7218, Indianapolis, IN 46207	3/29/2012	5.00
INDIANA OXYGEN COMPANY	PO Box 78588, Indianapolis, IN 46278	3/14/2012	1,094.81
INDIANA OXYGEN COMPANY	PO Box 78588, Indianapolis, IN 46278	3/14/2012	80.55
INTERNAL REVENUE SERVICE	Cincinnati, OH 45999	3/22/2012	9.03
JEFF WILSON		1/18/2012	1,056.68
JIM ALLEN MAINTENANCE, INC.	PO Box 2311, Muncie, IN 47307	1/31/2012	7,323.90
K2 TANK LINES LLC	24231 WEST RIVERSIDE DRIVE, CHANNAHON, IL 60410	1/13/2012	10,300.00
KEITH MOON		1/11/2012	26.74
KENNETH R. NORFLEET	PO Box 57, Middletown, IN 47356	1/19/2012	1,000.00
KEY AUCTIONS	5520 S. HARDING STREET, INDIANAPOLIS, IN 46217	4/3/2012	935.42
LEES TRUCKING - SETTLEMENT		1/23/2012	5,000.00
LEWIS AND WILKINS, LLP	11206 FALL CREEK ROAD, INDIANAPOLIS, IN 46256	1/26/2012	206.25
LEWIS AND WILKINS, LLP	11206 FALL CREEK ROAD, INDIANAPOLIS, IN 46256	2/1/2012	5,000.00
LEWIS AND WILKINS, LLP	11206 FALL CREEK ROAD, INDIANAPOLIS, IN 46256	3/1/2012	5,000.00
MELLON HRIS CUSTODIAL ACC.		1/13/2012	420.00
MICHIGAN BIODIESEL, LLC	700 INDUSTRIAL PARK ROAD, BANOR, Ml 49013	3/6/2012	10,100.00
MICHIGAN BIODIESEL, LLC	700 INDUSTRIAL PARK ROAD, BANOR, Ml 49013	3/13/2012	10,100.00
N2N TECHNOLOGIES, INC.	3535 E 96TH ST., SUITE 130, INDIANAPOLIS, IN 46240	2/3/2012	998.00
N2N TECHNOLOGIES, INC.	3535 E 96TH ST., SUITE 130, INDIANAPOLIS, IN 46240	2/22/2012	999.00
NORFOLK SOUTHERN CORPORATION	PO BOX 532797, ATLANTA, GA 30353	1/18/2012	8,700.00
NORFOLK SOUTHERN CORPORATION	PO BOX 532797, ATLANTA, GA 30353	1/20/2012	4,350.00
NORFOLK SOUTHERN CORPORATION	PO BOX 532797, ATLANTA, GA 30353	3/27/2012	4,410.80
OLD POST OFFICE VILLAGE, LLC	PO Box 2941, Evansville, IN 47728	1/5/2012	2,583.33
PAUL WILKINS		1/11/2012	33.43
PREMCO FINANCIAL	PO Box 19367, Kalamazoo, MI 49019	1/30/2012	11,582.22
Randall Conner		1/12/2012	683.48
SRS	7455 NEWMAN BOULVARD, DEXTER, Ml 48130	2/23/2012	5,000.00
SRS	7455 NEWMAN BOULVARD, DEXTER, Ml 48130	3/22/2012	5,500.00
SRS	7455 NEWMAN BOULVARD, DEXTER, Ml 48130	3/27/2012	5,000.00
STARK LEASING	6345 SOMMER AWNING BLVD, INDIANAPOLIS, IN 46220	1/26/2012	8,285.11
STARK LEASING	6345 SOMMER AWNING BLVD, INDIANAPOLIS, IN 46220	2/13/2012	7,300.30
STARK LEASING	6345 SOMMER AWNING BLVD, INDIANAPOLIS, IN 46220	2/21/2012	1,610.08
STARK LEASING	6345 SOMMER AWNING BLVD, INDIANAPOLIS, IN 46220	3/26/2012	3,599.17
STATE OF MICHIGAN	3024 W Grand Blvd, Suite 11-500, Detroit, Ml 48202	3/22/2012	285.63
SUPERIOR	208 E Washington, Newton, IL 62448	2/16/2012	24,795.43
SUPERIOR FEED INGREDIENTS, LLC	9358 Oak Avenue, Waconia, MN 55387	3/9/2012	99,840.00
TAFT STETTINIUS & HOLLISTER	One Indiana Square, Suite 3500, Indianapolis, IN 46204	2/13/2012	25,000.00

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 3(b)

Creditor Name	Address	Date of Payment	Amount Paid
TAFT STETTINIUS & HOLLISTER	One Indiana Square, Suite 3500, Indianapolis, IN 46204	3/21/2012	10,504.10
TAFT STETTINIUS & HOLLISTER	One Indiana Square, Suite 3500, Indianapolis, IN 46204	3/30/2012	15,306.00
TERRY CHAFFEE		1/11/2012	23.01
TERRY LOUVIERE	PO Box 808, Buras, LA 70041	2/14/2012	2,000.00
TERRY LOUVIERE	PO Box 808, Buras, LA 70041	2/16/2012	7,000.00
THO LE		2/27/2012	52.80
THOMAS W. KIMMERER		1/3/2012	4,000.00
THOMAS W. KIMMERER		1/20/2012	4,000.00
TIM JONES	6545 Albion Drive, Indianapolis, IN 46256	3/23/2012	55.00
TRINITY LEASING COMPANY	PO BOX 7777, PHILADELPHIA, PA 19175	3/23/2012	5,000.00
TYSON FOODS, INC.	2469 West Sunset, Springdale, AR 72764	3/6/2012	24,000.00
UNITED STATES POSTAL SERVICE	Middletown, IN 47356	3/22/2012	160.00
VECTREN ENERGY DELIVERY	PO BOX 6248, INDIANAPOLIS, IN 46206	2/17/2012	1,114.14
VERIZON WIRELESS	PO BOX 25505, LEHIGH VALLEY, PA 18002	2/28/2012	2,078.48
VERIZON WIRELESS	PO BOX 25505, LEHIGH VALLEY, PA 18002	3/1/2012	789.30
VERIZON WIRELESS	PO BOX 25505, LEHIGH VALLEY, PA 18002	3/23/2012	2,038.56
WERKS MANAGEMENT, LLC	PO BOX 6092, FISHERS, IN 46038	1/4/2012	14,500.00
WERKS MANAGEMENT, LLC	PO BOX 6092, FISHERS, IN 46038	1/13/2012	14,500.00
WERKS MANAGEMENT, LLC	PO BOX 6092, FISHERS, IN 46038	1/20/2012	14,500.00
WERKS MANAGEMENT, LLC	PO BOX 6092, FISHERS, IN 46038	1/26/2012	14,500.00
WERKS MANAGEMENT, LLC	PO BOX 6092, FISHERS, IN 46038	2/3/2012	14,500.00
WOLFE AXELROD WEINBERGER		1/23/2012	8,136.39

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 3(c)

3:03 PM	e-biofuels, LLC
04/02/12	Vendor QuickReport
April through July 2011

Type	Date	Num	Memo	Account	Clr	Split	Amount

Werks Management, LLC
Check	4/1/2011	wire		1045 • Chase	X	3770 • Due To…	-13,846.15
Check	4/8/2011	wire		1045 • Chase	X	3770 • Due To…	-13,846.15
Check	4/15/2011	WIRE		1045 • Chase	X	3770 • Due To…	-13,846.15
Check	4/22/2011	wire		1045 • Chase	X	3770 • Due To…	-14,500.00
Check	4/29/2011	wire		1045 • Chase	X	3770 • Due To…	-14,500.00
Check	5/6/2011	wire		1045 • Chase	X	3770 • Due To…	-14,500.00
Check	5/13/2011	wire		1045 • Chase	X	3770 • Due To…	-14,500.00
Check	5/20/2011	wire		1045 • Chase	X	3770 • Due To…	-14,500.00
Check	5/27/2011	wire		1045 • Chase	X	3770 • Due To…	-14,500.00
Check	6/3/2011	wire		1045 • Chase	X	7656 • Other o…	-14,500.00
Check	6/10/2011	WIRE		1045 • Chase	X	7656 • Other o…	-14,500.00
Check	6/17/2011	wire		1045 • Chase	X	7656 • Other o…	-14,500.00
Check	6/22/2011	wire		1045 • Chase	X	7656 • Other o…	-14,500.00
Check	6/29/2011	wire		1045 • Chase	X	7656 • Other o…	-14,500.00
Check	7/6/2011	wire		1045 • Chase	X	7656 • Other o…	-14,500.00
Check	7/13/2011	wire		1045 • Chase	X	7656 • Other o…	-14,500.00
Check	7/20/2011	wire		1045 • Chase	X	7656 • Other o…	-14,500.00
Check	7/27/2011	wire		1045 • Chase	X	7656 • Other o…	-14,500.00

							259,038.45

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 3(c)

Activity From: 8/1/2011 to 3/31/2012

E-BIOFUELS, LLC (EBO)

Bank Code: A CHASE CHECKING ACCOUNT
Check Number	Check Date	Vendor Number	Name		Check Amount	Check Type
W00030	8/3/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00073	8/10/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00114	8/17/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00150	8/24/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00199	8/31/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00231	9/7/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00281	9/14/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00318	9/21/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00334	9/22/2011	WERKS01	WERKS MANAGEMENT, LLC		90,238.43	Wire Transfer
W00366	9/28/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00401	10/5/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00442	10/12/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00476	10/19/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00512	10/26/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00547	11/2/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00598	11/14/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00621	11/18/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00647	11/23/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00663	11/30/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00688	12/7/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00713	12/15/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00739	12/21/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00762	12/30/2011	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00771	1/4/2012	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00782	1/13/2012	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00789	1/20/2012	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00801	1/26/2012	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer
W00810	2/3/2012	WERKS01	WERKS MANAGEMENT, LLC		14,500.00	Wire Transfer

				Bank A Total:	481,738.43

				Report Total:	481,738.43

					259,038.45	4/1/11 - 7/31/11

					470,776.88

Run Date:	4/2/2012 3:02:33PM	Page:	1
A/P Date:	4/2/2012

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 4(a)

Aventine Renewable Energy Holdings v. e-biofuels, LLC and

e-biofuels, LLC v. Aventine Renewable Energy Holdings

This suit was filed in the United States Bankruptcy Court for the District of Delaware. e-biofuels and Aventine entered into a purchase agreement on April 4, 2008. Aventine was to purchase fuel at $3.815 per gallon for a total of six million gallons. Aventine failed to purchase six million gallons. e-biofuels claims that Aventine initially breached the agreement when it advised e-biofuels of an anticipatory repudiation of the agreement. e-biofuels and Aventine claim more than $2,500,000.00 in damages due to the other’s breach. This case was settled in the fourth quarter of fiscal 2011.

Vinmar Overseas, LTD. v. e-biofuels, LLC

Vinmar filed suit in the United States District Court for the Southern District of Texas, Houston Division, claiming that Vinmar and e-biofuels entered into a contract under which e-biofuels agreed to supply 500,000 gallons of FAME B99 to Vinmar. Vinmar claimed that e-biofuels failed to deliver the required quantities of product and owed $2,000,000.00 plus as a result of the breach and lost profit. Vinmar lost its claim of lost profit. Vinmar filed suit in Henry Circuit Court domesticating the judgment in favor of Vinmar and against e-biofuels for $930,546.87. Payments were completed in fiscal year 2011 and the case was dismissed.

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 10(a)

Monthly Account Reconciliation

IMPERIAL
TOTAL DUE FROM (TO) IMPERIAL	46,542.47

ARRAKIS
TOTAL DUE FROM (TO) ARRAKIS	271,311.71

RIDGEPOINTE
TOTAL DUE FROM (TO) RIDGEPOINTE	(116.00)

Imperial Chemical
TOTAL DUE FROM (TO) IMPERIAL CHEMICAL	60,934.75

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 10(a)

Monthly Account Reconciliation

1110 - Due From Imperial

Date	Payment Method	Amount	Comment
VARIOUS	Wire	189,250.00	I/C TRANSFERS
3/14/2011	Wire	55,000.00	LOAN TO IMPERIAL
4/8/2011	Wire	75,000.00	TAX LIABILITY ON COQUILLE BAY FACILITY
5/17/2011	bill	30,000.00	HUDSON SECURITIES
5/23/2011	check #4923	5,000.00	STOCK LISTING FEE
5/25/2011	bill	12,900.00	STANDARD AND POORS RESEARCH AND FINANCIAL DATA REPORT
5/25/2011	bill	7,767.14	BRISCOE, BURKE
VARIOUS	ACH	70,018.50	ADP - IMPERIAL PAYROLL
5/31/2011	JE	255.99	IN UNEMPLOYMENT TAX PAID ON CREDIT CARD
6/8/2011	Wire	8,343.43	941 QTR TAX RETURN
6/10/2011	Wire	70,000.00	BARGE CLEANUP
6/15/2011	bill	244.08	1ST QTR DOL W/H
6/16/2011	bill	37,500.00	WEAVER AND MARTIN
6/30/2011	JE	1,280.79	CABINET PURCHASE ON CHASE CARD
6/30/2011	JE	(217,500.00)	VINMAR SETTLEMENT
VARIOUS	bill	134.00	ADP PAYROLL FEES
7/8/2011	bill	30,997.48	ICS CAPITAL, LLC
7/11/2011	bill	7,500.00	OTC MARKETS GROUP
7/15/2011	bill	6,690.00	RODMAN & RENSHAW
7/18/2011	wire	300,000.00	STOLL KEENON OGDEN, REFINERY DEPOSIT
7/18/2011	bill	71.90	INDIANA DEPARTMENT OF REVENUE, PAYROLL PENALTY
7/18/2011	bill	4,750.00	WEAVER AND MARTIN, REVIEW
7/25/2011	bill	12,000.00	PLATINUM PARTNERS, CONSULTING
7/28/2011	check	743.60	DELAWARE SECRETARY OF STATE
7/31/2011	JE	99.00	INCORP SERVICES
VARIOUS	JE	50,000.00	PLATINUM PARTNERS DUE DILIGENCE FEES
7/31/2011	JE	(382,500.00)	AVENTINE STOCK SETTLEMENT
VARIOUS	Wire	31,600.00	I/C TRANSFERS
VARIOUS	ACH	325,499.09	ADP - IMPERIAL PAYROLL
VARIOUS	bill	1,175.67	ADP PAYROLL FEES
VARIOUS	JE	20,000.00	PLATINUM PARTNERS DUE DILIGENCE FEES
VARIOUS	Wire	2,000,000.00	SHARES PAYOUT
VARIOUS	bill	16,212.49	WOLFE AXELROD WEINBERGER RETAINER
VARIOUS	CHECK	5,166.66	EVANSVILLE OFFICE RENT
8/24/2011	Wire	13,390.07	TEXAS FRANCHISE TAX PAYMENT - 2010
VARIOUS	BILL	7,651.76	ROBERT C BATES - Hillside/Imperial Insurance Premiums
9/28/2011	BILL	8,500.00	BANKERS CAPITAL NON REFUNDABLE DEPOSIT
9/30/2011	JE	5,000.00	PROSPECT CAPITAL DEPOSIT FOR SEPTEMBER DUE DILIGENCE WORK
9/30/2011	CHASE VISA	1,023.08	US TREASURY - IMPERIAL 4TH QTR 2010 940 FEES
9/30/2011	CHASE VISA	746.86	AARON PURCHASE OF BOOKSHELVES
10/5/2011	bill	2,119.10	MARKEL AMERICAN BOAT INSURANCE PAYMENT
10/31/2011	bill	6,250.00	KATZ SAPPER MILLER TAX RETURN PREP
11/3/2011	WIRE	1,421.58	IMPERIAL 3RD QTR 2010 941 FEES
VARIOUS	WIRE	65,000.00	SESSIONS, FISHMAN, NATHAN SEC ATTNY RETAINER
VARIOUS	CHECK	4,346.93	RYER EXPENSE REIMBURSEMENTS
11/15/2011	CHECK	562.00	KY STATE TREASURER 2011 TAX
11/15/2011	CHECK	400.00	UTAH STATE TREASURER 2011 TAX
11/15/2011	CHECK	25,000.00	IN DEPT OF REV TAX PMT
11/23/2011	CHECK	6,600.00	JUAN PEDRAZA CONTRACTOR PMT
11/23/2011	CHECK	11,250.00	RALPH JOHNSTON CONTRACTOR PMT
11/29/2011	CHECK	2,081.93	RON FRANK EXPENSE REIMBURSEMENTS
11/29/2011	WIRE	4,107.18	IMPERIAL 2ND QTR 2010 941 FEES
11/30/2011	CHECK	42,000.00	WEAVER AND MARTIN 2011 AUDIT FEES
11/30/2011	CREDIT CARD	2.05	TX SECRETARY OF STATE FEES
12/7/2011	WIRE	405,500.00	WILLIKY SETTLEMENT
VARIOUS	CHECK	1,467.82	THAGARD EXPENSE REIMBURSEMENTS
VARIOUS	CHECK	19,000.00	OIL AND GAS ROYALTIES
12/12/2011	CHECK	638.12	DAVID PINKOWITZ EXPENSE REIMBURSEMENT
VARIOUS	CHECK	18,200.00	T&T BARGE AND MARINE, LLC
VARIOUS	CHECK	2,237.07	MAZ PARTNERS PIPE S-1 PENALTY
VARIOUS	CREDIT CARD	2,211.25	ELLE EYE WEB DESIGN
VARIOUS	Wire	1,000.00	RR DONNELLY PMTS
VARIOUS	CHECK	206.25	LEWIS AND WILKINS LEGAL FEES
VARIOUS	WIRE	1,280.00	BUSINESS WIRE
VARIOUS	CREDIT CARD	44.41	BOARD OF DIRECTOR INTERVIEWS
VARIOUS	CHECK	4,554.42	WILSON EXPENSE REIMBURSEMENTS
VARIOUS	WIRE	(156,000.00)	PAYMENT TO E-BIOFUELS
9/22/2011	CASH DEPOSIT	(2,000,000.00)	PIPE FUNDS
10/25/2011	CASH DEPOSIT	(200,000.00)	CASH RECEIPT
10/31/2011	ENTRY	(738,135.00)	PREPAID FEEDSTOCK FOR CIMA WARRANTS
10/31/2011	ENTRY	(100,000.00)	DUCEY/CARMICHAEL STOCK
11/22/2011	CASH DEPOSIT	(117,000.00)	OLD NATIONAL BANK TRANSFER
11/22/2011	CASH DEPOSIT	(54,058.26)	OIL AND GAS SALES
VARIOUS	ADP	(17,820.58)	ALLOCATE T JONES SALARY
1/23/2012	TRANSFER	(9,416.39)	WOLFE AXELROD AND BUSINESS WIRE PMTS
12/22/2011	ADP REFUND	(19.00)	ADP REFUND FOR PAYROLL

BALANCE @ JANUARY 31, 2012		46,542.47

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 10(a)

Monthly Account Reconciliation

1120 - Due From Arrakis

Date	Payment Method	Amount	Comment
7/29/2011	WIRE	242,000.00	ARRAKIS LAND PURCHASE (J. GRAN CLARK)
VARIOUS	CHASE VISA	8,032.09	CHASE VISA EXPENSES
VARIOUS	WIRE	1,279.62	AARON VEHICLE PMT
12/28/2011	CHECK	20,000.00	PROVEN TECH TAR SAND EQUIP PMT

BALANCE @ DECEMBER 31, 2011		271,311.71

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 10(a)

Monthly Account Reconciliation

1140 - Due From Ridgepointe

Date	Payment Method	Amount	Comment
8/31/2011	CREDIT CARD	20.00	DELAWARE RENEWAL
11/30/2011	CHECK	(136.00)	DELAWARE CORP REFUND

BALANCE @ DECEMBER 31, 2011		(116.00)

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 10(a)

Monthly Account Reconciliation

1150 - Due From Imperial Chemical

Date	Payment Method	Amount	Comment
VARIOUS	WIRE	42,000.00	BRITMORE LEASE
12/20/2011	WIRE	9,000.00	BUD TATSCH - LAB CONSTRUCTION
12/20/2011	CHECK	4,276.31	MEDCHEM CHEMICAL PMT
12/20/2011	WIRE	4,210.92	FORKLIFT RENTAL
VARIOUS	CHECK	283.44	SAM WERNLI EXPENSE REIMBURSEMENT
VARIOUS	CHASE VISA	1,164.08	ELECTRIC BILL PAYMENT

BALANCE @ DECEMBER 31, 2011		60,934.75

e-biofuels, LLC

Statement of Financial Affairs - Exhibit 13

13 - Setoffs

Name of Creditor	Address of Creditor	Date of Setoff	Amount of Setoff
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/1/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/6/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/7/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/14/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/14/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/14/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/14/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/14/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/21/2011	8,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/21/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/21/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/24/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/31/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/31/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	12/31/2011	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	1/3/2012	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	1/4/2012	4,000.00
ULTRA GREEN ENERGY SERVICES, L	CHICAGO BOARD OF TRADE 141 WEST JACKSON CHICAGO, IL 60604	1/4/2012	4,000.00

E-biofuels, LLC	Debtor(s)	Case No.

CURRENT BUSINESS INCOME AND EXPENSES

Please provide figures for the full calendar month preceding the date of petition to the date of petition. Bank book balance and cash on hand at beginning of full calendar month preceding filing

$             67,088.72

RECEIPTS & OTHER FUNDING:
1.	Sales/Receipts				$301,854.85

2.	Accounts Receivable Collections			$

3.	Loans/Financing			$

4.	Capital Contributions			$

5.	Other Receipts (describe below)				$11,500.00

	Railcar lease income		$11,500.00

	_________________________	$

	_________________________	$

I. TOTAL RECEIPTS & FUNDING (sum of lines 1-5)						$313,354.85

EXPENDITURES:
6.	Inventory Purchases				$212,316.29

7.	Taxes				$6,944.12

8.	PAYROLL
	a. Compensation of Insiders			$

	b. Salaries & Wages				$46,796.50

	c. Outside Labor			$

9.	Payments to Professionals				$42,563.41

10.	Insurance				$14,701.23

11.	Real Property Rent Payments				$2,065.00

12.	Equipment Lease Payments				$24,500.72

13.	Mortgage Payments				$10,111.00

14.	Utilities/Telephone				$880.58

15.	Supplies				$476.79

16.	Repairs & Maintenance				$2,457.77

17.	Travel & Entertainment			$

18.	Other Expenses (describe below)				$14,809.38

	Equipment loan		$8,763.48

	Freight out/Bank fees/Misc.		$6,045.90

	_____________________________	$

II. TOTAL EXPENDITURES (sum of lines 6-18)						$378,622.79

NET CASH FLOW (Total Receipts less Total Expenditures)						$(65,267.94)

Bank book balance and cash on hand at date of filing						$1,820.78

(Note: Declaration required if form is filed separately from other schedules.)

I/We declare under the penalty of perjury that the information provided in this form is true and correct.

E-biofuels, LLC

Date:	April 4, 2012		(Signature of Debtor)

		/s/ Tim Jones, President and Manager	(Printed Name of Debtor)

(Signature of Joint Debtor, if any)

(Printed Name of Joint Debtor, if any)

United States Bankruptcy Court

Southern District of Indiana

In re	E-biofuels, LLC	Case No.
	Debtor(s)	Chapter	7

CORPORATE OWNERSHIP STATEMENT (RULE 7007.1)

Pursuant to Federal Rule of Bankruptcy Procedure 7007.1 and to enable the Judges to evaluate possible disqualification or recusal, the undersigned counsel for E-biofuels, LLC in the above captioned action, certifies that the following is a (are) corporation(s), other than the debtor or a governmental unit, that directly or indirectly own(s) 10% or more of any class of the corporation’s(s’) equity interests, or states that there are no entities to report under FRBP 7007.1:

Imperial Petroleum, Inc.

101 NW 1st Street, #213

Evansville, IN 47708

☐ None [Check if applicable]

April 4, 2012	/s/ Jerald I. Ancel
Date	Jerald I. Ancel 2390-49
Signature of Attorney or Litigant
	Counsel for	E-biofuels, LLC
Taft Stettinius & Hollister LLP
One Indiana Square, Suite 3500
Indianapolis, IN 46204
(317) 713-3500 Fax:(317) 713-3699

Software Copyright (c) 1996-2012 CCH INCORPORATED - www.bestcase.com	Best Case Bankruptcy

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF INDIANA

INDIANAPOLIS DIVISION

IN RE:	)
)
E-BIOFUELS, LLC,	)	Case No.
)
Debtor.	)

COMPENSATION STATEMENT OF ATTORNEY FOR THE DEBTOR

The undersigned is the proposed attorney for E-biofuels, LLC, a/k/a e-biofuels, LLC, as debtor and debtor-in-possession (the “Debtor”) in this case, and pursuant to Federal Rule of Bankruptcy Procedure 2016(b) and Southern District of Indiana Local Rule B-2014-1, states as follows:

1. The compensation promised Taft Stettinius & Hollister LLP (“Taft”) by the Debtor, pursuant to the engagement letter agreement, is a fee of $7,500.00 plus $306.00 for the filing fee associated with initiating this chapter 7 proceeding.

2. The undersigned further states that no understanding or agreement exists for a division of fees or compensation between the undersigned and any other person or entity, except any agreement he may have for the sharing of his compensation with a member or members or regular associate of his law firm.

(Remainder of page left intentionally blank.)

TAFT STETTINIUS & HOLLISTER LLP,

By:	/s/ Jerald I. Ancel
Jerald I. Ancel, one of its proposed counsel

TAFT STETTINIUS & HOLLISTER LLP
One Indiana Square, Suite 3500
Indianapolis, Indiana 46204
Telephone: (317) 713-3500
Facsimile: (317) 713-3699
Email: jancel@taftlaw.com

1613717.1

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